UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-08134
Eaton Vance Municipals Trust II
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
January 31
Date of Fiscal Year End
January 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Market down broadly as inflation up
INDICATORS
NATIONAL

Annual Report January 31, 2009

EATON VANCE HIGH YIELD MUNICIPALS FUND

Annual Report January 31, 2009 EATON VANCE HIGH YIELD MUNICIPALS FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance High Yield Municipals Fund as of January 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Cynthia J. Clemson
Co-Portfolio Manager

Thomas M. Metzold, CFA
Co-Portfolio Manager
The U.S. economy, as measured by gross domestic product (GDP), contracted in the fourth quarter of 2008 by a staggering 6.2%, after contracting 0.3% in the third quarter, according to the U.S. Department of Commerce. In the first and second quarters, the economy grew by 0.9% and 2.8%, respectively. Most of the major GDP components contributed to the decline; however, particularly influential was a sharp downturn in consumer spending, which continued to weigh on the economy in early 2009. While high commodity prices have eased since their summertime peaks, consumers continued to pare spending as they remained cautious of what increasingly has become a weaker economic environment. Rising unemployment levels, at a five-year high at period end, have led to constrained personal consumption and overall economic contraction. The housing market continued to weigh on the economy, with new home sales continuing to fall and existing home sales beginning to stabilize only as cautious buyers begin to see value in distressed pricing. Low home prices continued to pressure consumers and banks, causing increased bank foreclosures and more write-downs of mortgage-backed securities at commercial banks and financial institutions.
For the year that ended January 31, 2009, the capital markets have experienced historic events resulting in unprecedented volatility. During September 2008, for example, the federal government took control of federally chartered mortgage giants Fannie Mae and Freddie Mac. During the same month, Lehman

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Brothers filed for bankruptcy protection; Bank of America announced its acquisition of Merrill Lynch; and Goldman Sachs and Morgan Stanley petitioned the Federal Reserve (the “Fed”) to become bank holding companies, a step that brings greater regulation but also easier access to credit. These actions, in conjunction with the announcement of Bear Stearns’ acquisition by JPMorgan Chase in March 2008, drastically redefined the Wall Street landscape. In addition to the independent Wall Street brokerages, the banking sector was shaken by the failure of Washington Mutual and the sale of Wachovia. In the insurance sector, the federal government provided more than $150 billion in loans to help stabilize American International Group (AIG). Finally, Congress approved a $700 billion program authorizing the federal government to purchase troubled assets from financial institutions, a program that has continued to evolve since the bill was enacted into law.
During the period, the Fed lowered the federal funds rate to a range of 0.0% to 0.25% from 4.25% at December 31, 2007. In addition to its interest-rate policy, the Fed has also taken extraordinary action through a variety of innovative lending techniques in an attempt to ease the credit crisis.

Eaton Vance High Yield Municipals Fund
Total Return Performance 1/31/08 – 1/31/09

Class A1	-29.94%
Class B1	-30.42
Class C1	-30.40
Class I1	-29.75
Barclays Capital Municipal Bond Index[2]	-0.16
Barclays Capital High Yield Long Municipal Bond 22+ Index[2]	-28.48
Lipper High Yield Municipal Debt Funds Average[2]	-21.51
See page 3 for more performance information.

[1]	These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

[2]	Formerly called Lehman Brothers Municipal Bond Index and Lehman Brothers High Yield Long Municipal Bond 22+ Index, respectively. It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

1

Eaton Vance High Yield Municipals Fund as of January 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Management Discussion
Relative to its primary benchmark, the Barclays Capital Municipal Bond Index 1 (the “Index”) — a broad-based, unmanaged index of municipal bonds — the Fund underperformed for the year ending January 31, 2009. As a result of an active management style that focuses on income and longer call protection, the Fund generally holds longer-maturity bonds. Management believes that much of the Fund’s underperformance can be attributed to the shift of investors’ capital into shorter-maturity bonds, a result of the broader-based credit crisis that has rattled the fixed-income markets since the summer of 2007. The move to shorter-term investments was originally driven by uncertainty surrounding financial companies’ exposure to subprime mortgage-backed debt but later spread to the muni market when major municipal bond insurers suffered rating downgrades due to their exposure to mortgage-related structured products. Management has historically used Treasury futures to seek to offset interest-rate volatility associated with investing in longer-maturity municipal bonds. Investors’ flight to quality during the period pushed Treasury yields to historic lows, hurting the Fund’s performance. In addition, the Fund’s investments in tender option bonds (TOBs)2 detracted from performance.
In mid-December 2008, the municipal market began to rally — with longer-maturity municipals performing better than shorter-maturity bonds — as buyers returned to the market. This trend continued through the end of the period. Despite the muni market’s rebound, the ratio of yields on current coupon AAA-rated insured municipal bonds to the yield on 30-year Treasury bonds was 141.7% as of January 31, 2009, indicating municipals continued to represent relative value when compared to their taxable counterparts.3 We believe the 2008 spike in this ratio to over 200%, as compared with the long-term average of 85%-90%, was the result of continued dislocation in the fixed-income marketplace caused by a flight to Treasury securities, municipal bond insurance companies’ risks and the decentralized nature of the municipal marketplace. Historically, such a spike in this ratio is a rare occurrence in the muni bond market and is generally considered a signal that municipal bonds are significantly undervalued relative to taxable Treasury bonds. As more buyers return to the municipals market, we would expect this ratio of relative value to normalize further.
Against this backdrop, we continue to manage our municipal funds with the same relative value approach that we have traditionally employed — maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time.

[1]	Formerly called Lehman Brothers Municipal Bond Index. It is not possible to invest directly in an Index.

[2]	TOBs are a form of investment leverage that create an opportunity for increased income but, at the same time, create special risks (including the likelihood of volatility of net asset value).

[3]	Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund’s yield.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance High Yield Municipals Fund as of January 31, 2009
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds, and the Barclays Capital High Yield Long Municipal Bond 22+ Index, the long bond component of the Barclays Capital Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Barclays Capital Municipal Bond Index and the Barclays Capital High Yield Long Municipal Bond 22+ Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETHYX	EVHYX	ECHYX	EIHYX

Average Annual Total Returns (at net asset value)
One Year	-29.94%	-30.42%	-30.40%	-29.75%
Five Years	-3.73	-4.39	-4.41	N.A.
Ten Years	0.25	-0.48	-0.48	N.A.
Life of Fund†	2.80	2.02	0.71	-20.96

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-33.29%	-33.72%	-31.06%	-29.75%
Five Years	-4.66	-4.69	-4.41	N.A.
Ten Years	-0.23	-0.48	-0.48	N.A.
Life of Fund†	2.43	2.02	0.71	-20.96

†	lnception dates: Class A: 8/7/95; Class B: 8/7/95; Class C: 6/18/97; Class I: 5/9/07.

Total Annual Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.38%	2.13%	2.13%	1.13%

Distribution Rates/Yields	Class A	Class B	Class C	Class 1

Distribution Rate[3]	7.84%	6.98%	6.98%	8.13%
Taxable-Equivalent Distribution Rate[3,4]	12.06	10.74	10.74	12.51
SEC 30-day Yield[5]	7.52	7.12	7.16	8.17
Taxable-Equivalent SEC 30-day Yield[4,5]	11.57	10.95	11.02	12.57
Index Performance6 Average Annual Total Returns

		Barclays Capital High Yield Long
	Barclays Capital Municipal Bond Index	Municipal Bond 22+ Index

One Year	-0.16%	-28.48%
Five Years	3.33	-1.67
Ten Years	4.51	1.26
Lipper Averages7 Average Annual Total Returns

Lipper High Yield Municipal Debt Funds Classification

One Year	-21.51%
Five Years	-1.58
Ten Years	1.06

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC Average Annual Total Returns for Class C shares reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.[2] Source: Prospectus dated 6/1/08. Includes interest expense of 0.51% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense.[3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.[4] Taxable-equivalent figures assume a maximum 35.0% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures.[5] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.[6] It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month-end only. [7] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper High Yield Municipal Debt Funds Classification contained 107, 77 and 51 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month-end only.

*	Source: Lipper, Inc. and Bloomberg L.P.

A $10,000 hypothetical investment at net asset value in Class A shares and Class C shares on 1/31/99, and Class I shares on 5/9/07 (commencement of operations) would have been valued at $10,257 ($9,770 at maximum offering price), $9,527 and $6,650, respectively, on 1/31/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance High Yield Municipals Fund as of January 31, 2009
PORTFOLIO COMPOSITION
Rating Distribution*1
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1/ to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at January 31, 2009 is as follows, and the average rating is BBB+.

AAA	11.1%
AA	16.4%
A	11.1%
BBB	21.3%
BB	2.1%
B	8.4%
CCC	3.3%
Non-Rated	26.3%
Fund Statistics2

• Number of Issues:	194
• Average Maturity:	23.4 years
• Average Effective Maturity:	22.5 years
• Average Call Protection:	7.9 years
• Average Dollar Price:	$71.97
• TOB Leverage[3]:	13.5%

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

[2]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1/ to the Fund’s financial statements.

[3]	See Note 1/ to the Fund’s financial statements. Tender option bond (TOB) leverage represents the amount of Floating Rate Notes outstanding at 1/31/09 as a percentage of the Fund’s net assets plus Floating Rate Notes. Floating Rate Notes reflect the effect of TOBs purchased in secondary market transactions.

4

Eaton Vance High Yield Municipals Fund as of January 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2008 – January 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance High Yield Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(8/1/08)	(1/31/09)	(8/1/08 – 1/31/09)

Actual
Class A	$1,000.00	$744.80	$6.49
Class B	$1,000.00	$742.90	$9.77
Class C	$1,000.00	$743.00	$9.77
Class I	$1,000.00	$745.90	$5.18

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.70	$7.51
Class B	$1,000.00	$1,013.90	$11.29
Class C	$1,000.00	$1,013.90	$11.29
Class I	$1,000.00	$1,019.20	$5.99

*	Expenses are equal to the Fund’s annualized expense ratio of 1.48% for Class A shares, 2.23% for Class B shares, 2.23% for Class C shares and 1.18% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2008.

5

Eaton Vance High Yield Municipals Fund as of January 31, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 112.5%
Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 2.1%

$7,000	Maryland Energy Cogeneration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$4,985,820
1,810	Ohio Water Development Authority, Solid Waste Disposal, (Bay Shore Power), (AMT), 5.875%, 9/1/20	1,400,922
4,320	Ohio Water Development Authority, Solid Waste Disposal, (Bay Shore Power), (AMT), 6.625%, 9/1/20	3,573,029
1,900	Pennsylvania Economic Development Financing Authority, (Resource Recovery-Colver), (AMT), 5.125%, 12/1/15	1,500,487
760	Western Generation Agency, OR, (Wauna Cogeneration), 5.00%, 1/1/21	553,173

		$12,013,431

Education — 3.6%

$12,000	California Educational Facilities Authority, (Stanford University), 5.25%, 12/1/32(1)	$12,223,080
800	Maryland Health and Higher Educational Facilities Authority, (Washington Christian Academy), 5.50%, 7/1/38	442,312
8,000	New York Dormitory Authority, (Columbia University), 5.00%, 7/1/38(1)	8,047,520

		$20,712,912

Electric Utilities — 4.7%

$3,500	Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 5.00%, 3/1/41	$1,373,400
4,920	Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 5.40%, 5/1/29	2,146,055
3,000	Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 6.75%, 4/1/38	1,805,820
6,000	Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 8.25%, 5/1/33	3,619,860
21,950	Massachusetts Development Finance Agency, (Dominion Energy Brayton Point), (AMT), 5.00%, 2/1/36	15,471,238
3,965	Matagorda County, TX, Navigation District No. 1, (Reliant Energy), (AMT), 5.95%, 5/1/30	3,148,686

		$27,565,059

Escrowed / Prerefunded — 0.3%

$3,500	Dawson Ridge, CO, Metropolitan District #1, Escrowed to Maturity, 0.00%, 10/1/22	$1,957,900

		$1,957,900

General Obligations — 1.8%

$4,000	City of Scottsdale, AZ, (Projects of 1999 & 2000), 5.00%, 7/1/14(2)	$4,662,560
6,480	Port Authority of Houston, TX, (Harris County), (AMT), 5.625%, 3/15/35(1)	5,927,742

		$10,590,302

Health Care-Miscellaneous — 2.9%

$2,845	Illinois Development Finance Authority, (Community Rehabilitation Providers), 5.60%, 7/1/19	$2,597,855
635	Osceola County, FL, Industrial Development Authority, Community Provider Pooled Loan, 7.75%, 7/1/17	576,847
3,600	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.50%, 10/1/37	2,481,480
1,246	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.75%, 12/1/36(3)	1,279,803
1,161	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.75%, 12/1/36(3)	1,193,678
975	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.90%, 12/1/36(3)	1,002,554
183	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.25%, 12/1/36(3)	188,528
416	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.375%, 12/1/36(3)	428,600
1,152	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.50%, 12/1/36(3)	1,187,584
483	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.70%, 12/1/36(3)	497,989
966	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.81%, 9/1/36(3)	991,960
290	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.875%, 12/1/36(3)	299,331
642	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 2, 7.00%, 12/1/36(3)	660,277
531	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 3, 7.00%, 12/1/36(3)	546,094
4,405	Yavapai County, AZ, Industrial Development Authority, (West Yavapai Guidance Clinic), 6.25%, 12/1/36	2,771,186

		$16,703,766

See notes to financial statements

6

Eaton Vance High Yield Municipals Fund as of January 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Hospital — 13.7%

$9,900	California Statewide Communities Development Authority, (Sutter Health), 5.25%, 11/15/48	$8,633,988
8,300	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	4,964,064
3,900	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	2,676,609
2,185	Chautauqua County, NY, Industrial Development Agency, (Women’s Christian Association), 6.40%, 11/15/29	1,531,554
19,135	Colorado Health Facilities Authority, (Catholic Health Initiatives), 4.625%, 9/1/39(4)	15,276,810
905	Gaylord, MI, Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.20%, 1/1/25	701,882
875	Gaylord, MI, Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.50%, 1/1/37	612,657
12,870	Knox County, TN, Health, Educational & Housing Facilities, (Covenant Health), 0.00%, 1/1/40	939,639
1,500	Maryland Health and Higher Educational Facilities Authority, (Washington County Hospital), 5.75%, 1/1/38	1,122,330
7,245	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	4,705,990
4,500	Monroe County, PA, Hospital Authority, (Pocono Medical Center), 5.25%, 1/1/43	2,992,230
2,250	Montgomery, AL, Medical Clinic Board, (Jackson Hospital & Clinic), 4.75%, 3/1/31	1,415,857
7,470	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/36(1)	6,826,011
3,190	New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	2,329,753
6,385	New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	4,458,773
2,560	Oneida County, NY, Industrial Development Agency, (Elizabeth Medical Center), 6.00%, 12/1/29	1,726,362
5,000	Sullivan County, TN, Health, Educational and Facility Board, (Wellmont Health System), 5.25%, 9/1/36	2,937,150
21,380	Vermont Educational and Health Buildings Financing Agency, (Fletcher Allen Healthcare), 4.75%, 12/1/36	13,113,423
1,400	Wisconsin Health and Educational Facilities Authority, (Vernon Memorial Healthcare, Inc.), 5.10%, 3/1/25	1,018,416
2,800	Wisconsin Health and Educational Facilities Authority, (Vernon Memorial Healthcare, Inc.), 5.25%, 3/1/35	1,829,324

		$79,812,822

Housing — 3.9%

$4,000	Charter Mac Equity Trust, TN, 6.00%, 4/30/19(3)	$4,062,720
1,670	Jefferson County, MO, Industrial Development Authority, Multifamily, (Riverview Bend Apartments), (AMT), 6.75%, 11/1/29	1,315,476
440	Jefferson County, MO, Industrial Development Authority, Multifamily, (Riverview Bend Apartments), (AMT), 7.125%, 11/1/29	344,559
4,000	Muni Mae Tax-Exempt Bond, LLC, 5.90%, 11/29/49(3)	2,413,560
5,000	Muni Mae Tax-Exempt Bond, LLC, 6.875%, 6/30/49(3)	4,222,700
2,940	Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	2,318,484
1,315	Oregon Health Authority, (Trillium Affordable Housing), Series B, (AMT), 6.75%, 2/15/29	987,986
860	Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/49(5)	733,090
2,000	Texas Student Housing Corp., (University of North Texas), 11.00%, 7/1/31(5)	1,704,860
1,300	Virginia Housing Development Authority, (AMT), Variable Rate, 23.294%, 10/1/35(3)(6)(7)	627,666
4,265	Virginia Housing Development Authority, (AMT), 5.20%, 10/1/26(1)	4,020,104

		$22,751,205

Industrial Development Revenue — 17.6%

$2,045	ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 6.50%, 10/1/24	$1,506,552
2,950	ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 9.25%, 10/1/21	2,856,750
10,400	Brazos River, TX, Harbor Navigation District, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	7,148,856
2,150	Butler, AL, Industrial Development Board, (Georgia-Pacific Corp.), (AMT), 5.75%, 9/1/28	1,132,986
3,900	Carbon County, UT, (Laidlaw Environmental Services, Inc.), (AMT), 7.45%, 7/1/17	3,827,070
5,365	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.25%, 10/1/32	2,809,811
13,300	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.75%, 10/1/32	7,470,743
3,505	Effingham County, GA, (Solid Waste Disposal), (Fort James Project), (AMT), 5.625%, 7/1/18	2,276,322
3,310	Hardeman County, TN, (Correctional Facilities Corp.), 7.75%, 8/1/17	2,991,446
5,325	Houston, TX, Airport System, (Continental Airlines), (AMT), 6.75%, 7/1/29	3,530,635
7,500	Illinois Finance Authority, Solid Waste Disposal, (Waste Management, Inc.), (AMT), 5.05%, 8/1/29	5,153,775
12,650	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(1)	10,270,535
2,680	Maryland Economic Development Authority, (AFCO Cargo), (AMT), 6.50%, 7/1/24	1,950,048
590	Maryland Economic Development Authority, (AFCO Cargo), (AMT), 7.34%, 7/1/24	474,313

See notes to financial statements

7

Eaton Vance High Yield Municipals Fund as of January 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue (continued)

1,300	Michigan Strategic Fund, (S.D. Warren), (AMT), 7.375%, 1/15/22	980,850
13,000	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	8,180,250
3,000	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.40%, 9/15/23	2,029,020
7,535	New Morgan, PA, Industrial Development Authority, (Browning-Ferris Industries, Inc.), (AMT), 6.50%, 4/1/19	6,702,156
7,000	New York, NY, Industrial Development Agency, (American Airlines, Inc. – JFK International Airport), (AMT), 7.625%, 8/1/25	4,996,040
4,560	New York, NY, Industrial Development Agency, (American Airlines, Inc. – JFK International Airport), (AMT), 7.75%, 8/1/31	3,180,965
5,995	New York, NY, Industrial Development Agency, (American Airlines, Inc. – JFK International Airport), (AMT), 8.50%, 8/1/28	4,590,911
8,200	Phoenix, AZ, Industrial Development Authority, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	5,110,486
3,000	Rumford, ME, Solid Waste Disposal, (Boise Cascade Corp.), (AMT), 6.875%, 10/1/26	1,355,160
6,510	Savannah, GA, Economic Development Authority, (Intercat-Savannah), (AMT), 7.00%, 1/1/38	4,613,246
10,870	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	7,381,056

		$102,519,982

Insured-Education — 3.1%

$8,500	Broward County, FL, Educational Facilities Authority, (Nova Southeastern University), (AGC), 5.00%, 4/1/26	$8,499,405
10,000	Central Washington University System Revenue, (FSA), 5.00%, 5/1/38(4)	9,470,500

		$17,969,905

Insured-Electric Utilities — 1.0%

$7,810	Matagorda County, TX, Navigation District No. 1, (AEP Texas Central Co.), (MBIA), (AMT), 5.20%, 5/1/30	$5,695,364

		$5,695,364

Insured-General Obligations — 1.4%

$9,855	Clark County, NV, (AMBAC), 2.50%, 11/1/36	$5,159,290
2,850	Geary County, KS, (XLCA), 3.50%, 9/1/30	2,076,880
1,095	Geary County, KS, (XLCA), 3.50%, 9/1/31	786,670

		$8,022,840

Insured-Hospital — 1.3%

$7,245	California Statewide Communities Development Authority, (Sutter Health), (FSA), 5.75%, 8/15/27(1)	$7,361,934

		$7,361,934

Insured-Other Revenue — 2.1%

$10,510	Harris County-Houston, TX, Sports Authority, (MBIA), 0.00%, 11/15/26	$2,768,649
10,000	Harris County-Houston, TX, Sports Authority, (MBIA), 0.00%, 11/15/28	2,182,700
12,700	Harris County-Houston, TX, Sports Authority, (MBIA), 0.00%, 11/15/34	1,658,747
5,650	New York, NY, Industrial Development Agency, (Yankee Stadium Pilot), (AGC), 7.00%, 3/1/49(8)	5,957,473

		$12,567,569

Insured-Special Tax Revenue — 0.8%

$4,000	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45(9)	$3,318,480
515	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	44,568
9,325	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	750,289
5,460	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	407,207

		$4,520,544

Insured-Student Loan — 3.2%

$10,875	Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	$10,762,661
11,135	Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	8,037,689

		$18,800,350

Insured-Transportation — 2.9%

$1,210	Dallas-Fort Worth, TX, International Airport, (MBIA), (AMT), 6.10%, 11/1/24	$1,210,278
430	Dallas-Fort Worth, TX, International Airport, (MBIA), (AMT), 6.25%, 11/1/28	421,594
15,000	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/33	1,769,550
20,000	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/34	2,147,000

See notes to financial statements

8

Eaton Vance High Yield Municipals Fund as of January 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation (continued)

10,000	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/37	812,900
10,000	North Texas Tollway Authority, (AGC), 1.00%, 1/1/42	6,222,200
20,000	Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/30	4,449,600

		$17,033,122

Insured-Water Revenue — 0.4%

$2,730	Marysville, OH, Wastewater Treatment System, (AGC), (XLCA), 4.75%, 12/1/46	$2,354,543

		$2,354,543

Lease Revenue / Certificates of Participation — 3.7%

$21,000	Greenville County, SC, School District, 5.00%, 12/1/24(1)	$21,369,180

		$21,369,180

Nursing Home — 0.9%

$2,320	Massachusetts Industrial Finance Agency, (Age Institute of Massachusetts), 8.05%, 11/1/25	$2,067,584
1,120	Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	828,184
2,790	Westmoreland County, PA, Industrial Development Authority, (Highland Health Systems, Inc.), 9.25%, 6/1/22	2,381,349

		$5,277,117

Other Revenue — 12.7%

$112,970	Buckeye, OH, Tobacco Settlement Financing Authority, 0.00%, 6/1/47	$2,010,866
8,000	California County, CA, Tobacco Securitization Agency, 0.00%, 6/1/46	142,240
6,355	Central Falls, RI, Detention Facility Revenue, 7.25%, 7/15/35	4,309,643
45,000	Children’s Trust Fund, PR , Tobacco Settlement, 0.00%, 5/15/50	575,550
81,635	Children’s Trust Fund, PR , Tobacco Settlement, 0.00%, 5/15/55	516,750
6,000	Cow Creek Band Umpqua Tribe of Indians, OR, 5.625%, 10/1/26(3)	4,017,360
2,410	Main Street National Gas, Inc., GA, Gas Project Revenue, 5.50%, 9/15/27	1,810,585
7,550	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	4,442,948
14,000	Non-Profit Preferred Funding Trust I, Various States, 5.17%, 9/15/37(3)	10,622,360
5,900	Northern Tobacco Securitization Corp., AK, 0.00%, 6/1/46	110,625
20,000	Northern Tobacco Securitization Corp., AK, 5.00%, 6/1/46	10,432,400
650	Otero County, NM, Jail Project Revenue, 5.50%, 4/1/13	583,902
1,205	Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	991,353
250	Otero County, NM, Jail Project Revenue, 6.00%, 4/1/23	186,403
1,605	Otero County, NM, Jail Project Revenue, 6.00%, 4/1/28	1,135,489
1,864	Pueblo of Santa Ana, NM, 15.00%, 4/1/24(3)	1,492,626
3,135	Salt Verde, AZ, Financial Corp., Senior Gas Revenue, 5.00%, 12/1/37	2,046,497
1,545	Santa Fe, NM, (1st Interstate Plaza), 8.00%, 7/1/13	1,459,378
9,000	Seminole Tribe, FL, Special Obligation Revenue, 5.25%, 10/1/27(3)	5,976,090
6,135	Seminole Tribe, FL, Special Obligation Revenue, 5.50%, 10/1/24(3)	4,371,065
8,410	Texas Municipal Gas Acquisition and Supply Corp., 5.625%, 12/15/17	7,348,574
1,640	Texas Municipal Gas Acquisition and Supply Corp., 6.25%, 12/15/26	1,369,334
22,830	Tobacco Settlement Financing Corp., VA, 0.00%, 6/1/47	391,763
8,955	White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(3)	5,626,068
1,775	Willacy County, TX, Local Government Corp., 6.00%, 9/1/10	1,694,468

		$73,664,337

Senior Living / Life Care — 8.5%

$7,280	Albuquerque, NM, Retirement Facilities, (La Vida Liena Retirement Center), 6.60%, 12/15/28	$5,356,333
2,500	Arizona Health Facilities Authority, (Care Institute, Inc. – Mesa), 7.625%, 1/1/26(10)	1,705,500
1,575	California Statewide Communities Development Authority, (Senior Living – Presbyterian Homes), 4.75%, 11/15/26	1,091,727
6,000	California Statewide Communities Development Authority, (Senior Living – Presbyterian Homes), 4.875%, 11/15/36	3,661,380
3,000	Cliff House Trust, PA, (AMT), 6.625%, 6/1/27(10)	1,876,830
4,150	Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/35	2,441,860
2,710	Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/37	1,587,220
7,500	Kansas City, MO, Industrial Development Authority, (Kingswood United Methodist Manor), 5.875%, 11/15/29	5,044,425
7,000	Lee County, FL, Industrial Development Authority, (Shell Point Village), 5.00%, 11/15/29	4,029,270

See notes to financial statements

9

Eaton Vance High Yield Municipals Fund as of January 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Senior Living / Life Care (continued)

2,600	Maryland Health and Higher Educational Facilities Authority, (Edenwald), 5.40%, 1/1/37	1,617,434
6,100	Maryland Health and Higher Educational Facilities Authority, (King Farm Presbyterian Community), 5.00%, 1/1/17	4,622,275
1,085	Massachusetts Development Finance Agency, (First Mortgage VOA Concord), 5.125%, 11/1/27	683,257
1,385	Massachusetts Development Finance Agency, (First Mortgage VOA Concord), 5.20%, 11/1/41	745,407
1,045	Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.75%, 11/15/42	557,602
6,470	Minneapolis, MN, (Walker Methodist Senior Services), 6.00%, 11/15/28	4,356,510
7,315	North Miami, FL, Health Care Facilities, (Imperial Club), 0.00%, 1/1/41	3,068,642
3,475	North Miami, FL, Health Care Facilities, (Imperial Club), 2.10%, 1/1/42(11)	2,030,199
530	St. Joseph County, IN, Holy Cross Village, 5.70%, 5/15/28	355,959
1,225	St. Joseph County, IN, Holy Cross Village, 6.00%, 5/15/26	890,759
5,460	St. Joseph County, IN, Holy Cross Village, 6.00%, 5/15/38	3,515,366

		$49,237,955

Special Assessment Revenue — 0.5%

$2,250	Poinciana West, FL, Community Development District, 6.00%, 5/1/37	$1,514,857
3,000	University Square, FL, Community Development District, 5.875%, 5/1/38	1,674,120

		$3,188,977

Special Tax Revenue — 7.6%

$1,260	Avelar Creek, FL, Community Development District, (Capital Improvements), 5.375%, 5/1/36	$612,940
2,240	Bell Mountain Ranch, CO, Metropolitan District, 6.625%, 11/15/25	1,849,456
2,865	Bell Mountain Ranch, CO, Metropolitan District, 7.375%, 11/15/19	2,676,970
249	Bridgeville, DE, (Heritage Shores Special Development District), 5.125%, 7/1/35	160,433
6,250	Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	3,416,125
3,575	Dupree Lakes, FL, Community Development District, 5.375%, 5/1/37	2,050,155
19,980	Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.25%, 7/1/32(1)	21,033,479
935	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/24	734,368
2,200	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/31	1,570,998
3,980	New River, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/13	1,599,880
6,360	River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	3,574,129
2,400	Southern Hills, FL, Plantation I Community Development District, 5.80%, 5/1/35	1,446,720
3,705	Sterling Hill, FL, Community Development District, 5.50%, 5/1/37	1,866,134
4,350	Tison’s Landing, FL, Community Development District, (Capital Improvements), 5.00%, 11/1/11(11)	1,541,162

		$44,132,949

Transportation — 8.8%

$750	Augusta, GA, Airport Revenue, 5.15%, 1/1/35	$437,498
3,425	Branson, MO, Regional Airport Transportation Development District, (Branson Airport LLC), (AMT), 6.00%, 7/1/25	2,305,950
8,875	Branson, MO, Regional Airport Transportation Development District, (Branson Airport LLC), (AMT), 6.00%, 7/1/37	5,425,199
29,735	Dallas-Fort Worth, TX, International Airport Facilities Improvements Corp., (American Airlines, Inc.), (AMT), 5.50%, 11/1/30	12,273,419
800	Eagle County, CO, (Eagle County Airport Terminal), (AMT), 7.00%, 5/1/21	684,904
1,080	Eagle County, CO, (Eagle County Airport Terminal), (AMT), 7.125%, 5/1/31	750,989
10,150	North Texas Tollway Authority Revenue, 5.75%, 1/1/38	8,959,303
4,980	Port Authority of New York and New Jersey, (AMT), 4.75%, 4/15/37(1)	3,934,549
5,025	Port Authority of New York and New Jersey, (AMT), 5.25%, 9/15/23(1)	4,972,187
9,990	Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(1)	9,399,091
10	Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35	9,408
1,500	Walker Field, CO, Public Airport Authority, 4.75%, 12/1/27	1,016,865
1,100	Walker Field, CO, Public Airport Authority, 5.00%, 12/1/22	874,885

		$51,044,247

Water and Sewer — 3.0%

$1,845	Gwinnett County, GA, Water & Sewerage Authority, 5.00%, 8/1/12(2)	$2,071,400
7,680	Massachusetts Water Resources Authority, 4.00%, 8/1/46	5,923,661

See notes to financial statements

10

Eaton Vance High Yield Municipals Fund as of January 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Water and Sewer (continued)

9,990	New York Municipal Water Finance Authority, (Water and Sewer System), 4.75%, 6/15/33(1)	9,281,310
10	New York Municipal Water Finance Authority, (Water and Sewer System), 4.75%, 6/15/33	9,290

		$17,285,661

Total Tax-Exempt Investments — 112.5%
(identified cost $883,932,574)		$654,153,973

Other Assets, Less Liabilities — (12.5)%		$(72,838,854)

Net Assets — 100.0%		$581,315,119

Industry and sector classifications included in the Portfolio Investments are unaudited.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

At January 31, 2009, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	15.8%
New York	14.0%
Massachusetts	11.2%
Others, representing less than 10% individually	71.5%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2009, 14.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.8% to 5.2% of total investments.

(1)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1I).

(2)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009, the aggregate value of these securities is $51,708,613 or 8.9% of the Fund’s net assets.

(4)	Security (or a portion thereof) has been pledged as collateral for open swap contracts or inverse floating-rate security transactions.

(5)	Security is in default and is making only partial interest payments.

(6)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at January 31, 2009.

(7)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $5,200,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.

(8)	When-issued security.

(9)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(10)	Security is in default with respect to scheduled principal payments.

(11)	Defaulted bond.

See notes to financial statements

11

Eaton Vance High Yield Municipals Fund as of January 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of January 31, 2009

Assets

Investments, at value (identified cost, $883,932,574)	$654,153,973
Cash	21,638,198
Interest receivable	11,977,675
Receivable for investments sold	309,560
Receivable for Fund shares sold	1,609,971
Receivable for variation margin on open financial futures contracts	570,063
Receivable for open swap contracts	3,159,862

Total assets	$693,419,302

Liabilities

Payable for floating rate notes issued	$85,517,000
Payable for investments purchased	10,152,138
Payable for when-issued securities	1,615,000
Payable for open swap contracts	10,339,548
Payable for Fund shares redeemed	1,386,624
Distributions payable	1,802,810
Payable to affiliates:
Investment adviser fee	419,193
Distribution and service fees	214,049
Interest expense and fees payable	473,890
Accrued expenses	183,931

Total liabilities	$112,104,183

Net Assets	$581,315,119

Sources of Net Assets

Paid-in capital	$1,008,987,181
Accumulated net realized loss	(190,075,415)
Accumulated undistributed net investment income	1,432,676
Net unrealized depreciation	(239,029,323)

Net Assets	$581,315,119

Class A Shares

Net Assets	$407,816,448
Shares Outstanding	63,303,490
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.44
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$6.76

Class B Shares

Net Assets	$46,123,274
Shares Outstanding	7,176,882
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.43

Class C Shares

Net Assets	$123,933,475
Shares Outstanding	20,771,041
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$5.97

Class I Shares

Net Assets	$3,441,922
Shares Outstanding	534,347
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.44

On sales of $25,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
January 31, 2009

Investment Income

Interest	$63,745,084

Total investment income	$63,745,084

Expenses

Investment adviser fee	$5,121,822
Distribution and service fees
Class A	1,521,503
Class B	716,095
Class C	1,935,599
Trustees’ fees and expenses	25,238
Custodian fee	284,143
Transfer and dividend disbursing agent fees	389,211
Legal and accounting services	121,733
Printing and postage	98,236
Registration fees	93,795
Interest expense and fees	3,028,291
Miscellaneous	161,435

Total expenses	$13,497,101

Deduct —
Reduction of custodian fee	$42,423

Total expense reductions	$42,423

Net expenses	$13,454,678

Net investment income	$50,290,406

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(72,729,670)
Financial futures contracts	(25,121,213)
Swap contracts	(27,083,187)

Net realized loss	$(124,934,070)

Change in unrealized appreciation (depreciation) —
Investments	$(215,450,316)
Financial futures contracts	1,854,540
Swap contracts	(4,328,173)

Net change in unrealized appreciation (depreciation)	$(217,923,949)

Net realized and unrealized loss	$(342,858,019)

Net decrease in net assets from operations	$(292,567,613)

See notes to financial statements

12

Eaton Vance High Yield Municipals Fund as of January 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	January 31, 2009	January 31, 2008

From operations —
Net investment income	$50,290,406	$56,371,364
Net realized loss from investment transactions, financial futures contracts and swap contracts	(124,934,070)	(19,470,481)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(217,923,949)	(97,730,253)

Net decrease in net assets from operations	$(292,567,613)	$(60,829,370)

Distributions to shareholders —
From net investment income
Class A	$(35,444,633)	$(40,631,030)
Class B	(3,596,107)	(4,360,428)
Class C	(9,750,062)	(10,706,332)
Class I	(163,111)	(16,190)

Total distributions to shareholders	$(48,953,913)	$(55,713,980)

Transactions in shares of beneficial interest
Proceeds from sale of shares
Class A	$159,269,810	$331,003,119
Class B	4,283,363	6,932,692
Class C	36,821,804	97,604,399
Class I	2,927,953	2,068,829
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	18,306,344	20,596,296
Class B	1,455,474	1,658,856
Class C	4,254,822	4,478,987
Class I	43,354	16,190
Cost of shares redeemed
Class A	(327,027,423)	(371,491,990)
Class B	(19,994,252)	(19,705,488)
Class C	(85,233,914)	(96,918,447)
Class I	(468,440)	—
Net asset value of shares exchanged
Class A	4,664,258	12,894,396
Class B	(4,664,258)	(12,894,396)

Net decrease in net assets from Fund share transactions	$(205,361,105)	$(23,756,557)

Net decrease in net assets	$(546,882,631)	$(140,299,907)

Net Assets

At beginning of year	$1,128,197,750	$1,268,497,657

At end of year	$581,315,119	$1,128,197,750

Accumulated undistributed net investment income included in net assets

At end of year	$1,432,676	$401,151

Statement of Cash Flows

For the Year Ended
Cash Flows From Operating Activities	January 31, 2009

Net decrease in net assets from operations	$(292,567,613)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(343,562,607)
Investments sold	650,825,270
Decrease in short-term investments, net	4,240,000
Net accretion/amortization of premium (discount)	(4,254,134)
Decrease in interest receivable	4,650,154
Decrease in receivable for investments sold	12,260,454
Increase in receivable for variation margin on open financial futures contracts	(570,063)
Increase in receivable for open swap contracts	(3,159,862)
Increase in payable for investments purchased	3,412,585
Decrease in payable for when-issued securities	(2,650,000)
Decrease in payable for variation margin on open financial futures contracts	(1,678,000)
Increase in payable for open swap contracts	7,488,035
Decrease in payable to affiliate for investment adviser fee	(84,839)
Decrease in payable to affiliate for distribution and service fees	(245,674)
Decrease in payable to affiliate for Trustees’ fees	(86)
Decrease in interest expense and fees payable	(478,202)
Decrease in accrued expenses	(109,131)
Net change in unrealized (appreciation) depreciation from investments	215,450,316
Net realized loss from investments	72,729,670

Net cash provided by operating activities	$321,696,273

Cash Flows From Financing Activities

Proceeds from Fund shares sold	$205,034,120
Fund shares redeemed	(436,525,964)
Cash distributions paid, net of reinvestments	(25,328,365)
Proceeds from secured borrowings	91,740,000
Repayment of secured borrowings	(138,883,000)

Net cash used in financing activities	$(303,963,209)

Net increase in cash	$17,733,064

Cash at beginning of year	$3,905,134

Cash at end of year	$21,638,198

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$24,059,994

See notes to financial statements

13

Eaton Vance High Yield Municipals Fund as of January 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended January 31,

	2009	2008		2007	2006	2005

Net asset value — Beginning of year	$9.780	$10.730		$10.240	$10.090	$10.230

Income (loss) from operations

Net investment income(1)	$0.504	$0.490		$0.515	$0.535	$0.614
Net realized and unrealized gain (loss)	(3.351)	(0.955)		0.465	0.167	(0.125)

Total income (loss) from operations	$(2.847)	$(0.465)		$0.980	$0.702	$0.489

Less distributions

From net investment income	$(0.493)	$(0.485)		$(0.490)	$(0.552)	$(0.629)

Total distributions	$(0.493)	$(0.485)		$(0.490)	$(0.552)	$(0.629)

Net asset value — End of year	$6.440	$9.780		$10.730	$10.240	$10.090

Total Return(2)	(29.94)%	(4.47)%		9.76%	7.14%	5.05%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$407,816	$788,563		$876,579	$505,474	$354,881
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.97%	0.86	%(3)	0.89%	0.94%	0.99	%(4)
Interest and fee expense(5)	0.35%	0.52%		0.52%	0.39%	0.26	%(4)
Total expenses before custodian fee reduction	1.32%	1.38	%(3)	1.41%	1.33%	1.25	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.96%	0.85	%(3)	0.87%	0.93%	0.98	%(4)
Net investment income	5.97%	4.74%		4.88%	5.26%	6.17%
Portfolio Turnover of the Portfolio	—	—		—	—	30	%(6)
Portfolio Turnover of the Fund	35%	43%		44%	27%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

14

Eaton Vance High Yield Municipals Fund as of January 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended January 31,

	2009	2008		2007	2006	2005

Net asset value — Beginning of year	$9.750	$10.700		$10.210	$10.060	$10.200

Income (loss) from operations

Net investment income(1)	$0.440	$0.412		$0.438	$0.463	$0.542
Net realized and unrealized gain (loss)	(3.336)	(0.956)		0.463	0.162	(0.129)

Total income (loss) from operations	$(2.896)	$(0.544)		$0.901	$0.625	$0.413

Less distributions

From net investment income	$(0.424)	$(0.406)		$(0.411)	$(0.475)	$(0.553)

Total distributions	$(0.424)	$(0.406)		$(0.411)	$(0.475)	$(0.553)

Net asset value — End of year	$6.430	$9.750		$10.700	$10.210	$10.060

Total Return(2)	(30.42)%	(5.20)%		8.97%	6.34%	4.52	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$46,123	$92,895		$126,916	$143,784	$165,787
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.72%	1.61	%(4)	1.64%	1.69%	1.74	%(5)
Interest and fee expense(6)	0.35%	0.52%		0.52%	0.39%	0.26	%(5)
Total expenses before custodian fee reduction	2.07%	2.13	%(4)	2.16%	2.08%	2.00	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.71%	1.60	%(4)	1.62%	1.68%	1.73	%(5)
Net investment income	5.23%	4.00%		4.17%	4.57%	5.46%
Portfolio Turnover of the Portfolio	—	—		—	—	30	%(7)
Portfolio Turnover of the Fund	35%	43%		44%	27%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.18% due to a change in the timing of the payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

15

Eaton Vance High Yield Municipals Fund as of January 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended January 31,

	2009	2008		2007	2006	2005

Net asset value — Beginning of year	$9.050	$9.930		$9.470	$9.340	$9.470

Income (loss) from operations

Net investment income(1)	$0.408	$0.382		$0.403	$0.422	$0.498
Net realized and unrealized gain (loss)	(3.095)	(0.885)		0.439	0.148	(0.115)

Total income (loss) from operations	$(2.687)	$(0.503)		$0.842	$0.570	$0.383

Less distributions

From net investment income	$(0.393)	$(0.377)		$(0.382)	$(0.440)	$(0.513)

Total distributions	$(0.393)	$(0.377)		$(0.382)	$(0.440)	$(0.513)

Net asset value — End of year	$5.970	$9.050		$9.930	$9.470	$9.340

Total Return(2)	(30.40)%	(5.19)%		9.03%	6.24%	4.40	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$123,933	$244,680		$265,002	$168,029	$103,868
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.72%	1.61	%(6)	1.64%	1.69%	1.74	%(4)
Interest and fee expense(5)	0.35%	0.52%		0.52%	0.39%	0.26	%(4)
Total expenses before custodian fee reduction	2.07%	2.13	%(6)	2.16%	2.08%	2.00	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.71%	1.60	%(6)	1.62%	1.68%	1.73	%(4)
Net investment income	5.23%	3.99%		4.13%	4.49%	5.41%
Portfolio Turnover of the Portfolio	—	—		—	—	30	%(7)
Portfolio Turnover of the Fund	35%	43%		44%	27%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.10% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

16

Eaton Vance High Yield Municipals Fund as of January 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended	Period Ended
	January 31, 2009	January 31, 2008(1)

Net asset value — Beginning of period	$9.780	$10.720

Income (loss) from operations

Net investment income(2)	$0.520	$0.358
Net realized and unrealized loss	(3.345)	(0.923)

Total loss from operations	$(2.825)	$(0.565)

Less distributions

From net investment income	$(0.515)	$(0.375)

Total distributions	$(0.515)	$(0.375)

Net asset value — End of period	$6.440	$9.780

Total Return(3)	(29.75)%	(5.33	)%(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,442	$2,060
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.71%	0.61	%(4)
Interest and fee expense(5)	0.35%	0.52	%(4)
Total expenses before custodian fee reduction	1.06%	1.13	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.70%	0.60	%(4)
Net investment income	6.57%	4.94	%(4)
Portfolio Turnover	35%	43	%(6)

(1)	For the period from the start of business, May 9, 2007, to January 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Annualized.

(5)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)	For the year ended January 31, 2008.

(7)	Not annualized.

See notes to financial statements

17

Eaton Vance High Yield Municipals Fund as of January 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance High Yield Municipals Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to achieve high current income exempt from regular federal income tax. The Fund primarily invests in high yielding municipal obligations with maturities of ten years or more. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing vendor, as derived from such vendor’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing vendor may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Interest rate swaps are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available, and investments for which the price of a security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At January 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $102,143,109 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on January 31, 2011 ($7,890,749), January 31, 2012 ($707,905), January 31, 2013 ($23,032,310), January 31, 2014 ($6,453,293), January 31, 2016 ($14,863,328) and January 31, 2017 ($49,195,524).

Additionally, at January 31, 2009, the Fund had net capital losses of $92,606,344, attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Fund’s taxable year ending January 31, 2010.

18

Eaton Vance High Yield Municipals Fund as of January 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

As of January 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended January 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in inverse floating rate securities, also referred to as tender option bonds (TOBs), whereby the Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (FAS 140), the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At January 31, 2009, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $85,517,000 and $124,666,722, respectively. The range of interest rates on the Floating Rate Notes outstanding at January 31, 2009 was 0.44% to 0.73%. The Fund may enter into shortfall and forbearance agreements with the broker by which the Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any

19

Eaton Vance High Yield Municipals Fund as of January 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

shortfalls in interest cash flows. The Fund had no shortfalls as of January 31, 2009.

The Fund may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Fund’s investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Fund’s investment policies do not allow the Fund to borrow money for purposes of making investments. Management believes that the Fund’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Fund’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund’s restrictions apply. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts’ terms.

K  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

20

Eaton Vance High Yield Municipals Fund as of January 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The tax character of distributions declared for the years ended January 31, 2009 and January 31, 2008 was as follows:

	Year Ended January 31,
	2009	2008

Distributions declared from:
Tax-exempt income	$48,715,438	$55,471,283
Ordinary income	238,475	242,697

During the year ended January 31, 2009, accumulated net realized loss was decreased by $304,968 and accumulated undistributed net investment income was decreased by $304,968 due to differences between book and tax accounting, primarily for accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of January 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed income	$3,235,486
Capital loss carryforward and post October losses	$(194,749,453)
Net unrealized depreciation	$(234,355,285)
Other temporary differences	$(1,802,810)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, wash sales, futures contacts, inverse floaters and accretion of market discount.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and BMR, the fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

	Annual Asset	Daily Income
Daily Net Assets	Rate	Rate

Up to $500 million	0.350%	3.50%
$500 million up to $750 million	0.325%	3.25%
$750 million up to $1 billion	0.300%	3.25%
$1 billion up to $1.5 billion	0.300%	3.00%

On average daily net assets of $1.5 billion or more, the rates are further reduced. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. For the year ended January 31, 2009, the adviser fee amounted to $5,121,822, representing 0.59% of the Fund’s average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended January 31, 2009, EVM earned $19,585 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received $30,246 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2009 amounted to $1,521,503 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest

21

Eaton Vance High Yield Municipals Fund as of January 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended January 31, 2009, the Fund paid or accrued to EVD $537,072 and $1,450,378 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets for Class B and Class C shares. At January 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $21,259,000 and $26,267,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for year ended January 31, 2009 amounted to $179,023 and $485,221 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended January 31, 2009, the Fund was informed that EVD received approximately $69,000, $201,000 and $41,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $343,562,607 and $650,825,270, respectively, for the year ended January 31, 2009.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2009	2008

Sales	19,545,172	32,157,825
Issued to shareholders electing to receive payments of distributions in Fund shares	2,277,480	2,003,222
Redemptions	(39,709,633)	(36,447,472)
Exchange from Class B shares	563,415	1,238,735

Net decrease	(17,323,566)	(1,047,690)

	Year Ended January 31,
Class B	2009	2008

Sales	517,184	666,699
Issued to shareholders electing to receive payments of distributions in Fund shares	183,107	161,561
Redemptions	(2,487,329)	(1,921,193)
Exchange to Class A shares	(564,898)	(1,242,277)

Net decrease	(2,351,936)	(2,335,210)

	Year Ended January 31,
Class C	2009	2008

Sales	4,866,296	10,203,560
Issued to shareholders electing to receive payments of distributions in Fund shares	575,032	470,572
Redemptions	(11,708,453)	(10,322,434)

Net increase (decrease)	(6,267,125)	351,698

22

Eaton Vance High Yield Municipals Fund as of January 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended	Period Ended
Class I	January 31, 2009	January 31, 2008(1)

Sales	383,877	208,988
Issued to shareholders electing to receive payments of distributions in Fund shares	5,239	1,650
Redemptions	(65,407)	—

Net increase	323,709	210,638

(1)	Class I commenced operations on May 9, 2007.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$795,812,572

Gross unrealized appreciation	$7,457,159
Gross unrealized depreciation	(234,632,758)

Net unrealized depreciation	$(227,175,599)

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2009.

10   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at January 31, 2009 is as follows:

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Depreciation

3/09	1,303 U.S. Treasury Bond	Short	$(163,023,135)	$(165,094,171)	$(2,071,036)

Interest Rate Swaps

					Net
		Annual	Floating		Unrealized
	Notional	Fixed Rate	Rate Paid	Effective Date/	Appreciation
Counterparty	Amount	Paid By Fund	To Fund	Termination Date	(Depreciation)

JPMorgan Chase Co.	$26,275,000	4.743%	3-month USD-LIBOR-BBA	September 14, 2009/ September 14, 2039	$(6,273,168)

Merrill Lynch Capital Services, Inc.	$23,775,000	2.721%	3-month USD-LIBOR-BBA	July 15, 2009/ July 15, 2039	$3,159,862

Morgan Stanley Capital Services, Inc.	$17,125,000	4.691%	3-month USD-LIBOR-BBA	June 11, 2009/ June 11, 2039	$(4,066,380)

					$(7,179,686)

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At January 31, 2009, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

11   Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective February 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

Eaton Vance High Yield Municipals Fund as of January 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

At January 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(2,071,036)
Level 2	Other Significant Observable Inputs	654,153,973	(7,179,686)
Level 3	Significant Unobservable Inputs	—	—

Total		$654,153,973	$(9,250,722)

*	Other financial instruments include futures and interest rate swap contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund held no investments or other financial instruments as of January 31, 2008 whose fair value was determined using Level 3 inputs.

12   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

24

Eaton Vance High Yield Municipals Fund as of January 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance High Yield Municipals Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance High Yield Municipals Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), including the portfolio of investments, as of January 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Yield Municipals Fund as of January 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 16, 2009

25

Eaton Vance High Yield Municipals Fund as of January 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends. The Fund designates 99.51% of dividends from net investment income as an exempt-interest dividend.

26

Eaton Vance High Yield Municipals Fund

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	90,178,267	6,685,078
Thomas E. Faust Jr.	90,203,911	6,659,434
Allen R. Freedman	90,175,025	6,688,320
William H. Park	90,199,367	6,663,979
Ronald A. Pearlman	90,091,744	6,771,602
Helen Frame Peters	90,173,364	6,689,982
Heidi L. Steiger	90,205,112	6,658,233
Lynn A. Stout	90,176,823	6,686,522
Ralph F. Verni	90,171,660	6,691,685

27

Eaton Vance High Yield Municipals Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

28

Eaton Vance High Yield Municipals Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance High Yield Municipals Fund (the “Fund”) with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

29

Eaton Vance High Yield Municipals Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

30

Eaton Vance High Yield Municipals Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC, EVD and EV which are affiliates of the Trust.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/26/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investing firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

31

Eaton Vance High Yield Municipals Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Term of
Office and
Name and	Position(s) with	Length of	Principal Occupation(s)
Date of Birth	the Trust	Service	During Past Five Years

Cynthia J. Clemson 12/24/63	President	Since 2005	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

James H. Evans 11/18/59	Vice President	Since 2008	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass (1990-2008). Officer of 6 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1993	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 72 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance High Yield Municipals Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

416-3/09	HYSRC

Eaton Vance
Investment Managers

EDUCATION

Annual Report January 31, 2009

EATON VANCE MUNICIPALS TRUST II

Hawaii

Insured Municipals

Kansas

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Municipals Funds as of January 31, 2009

Eaton Vance Municipals Funds as of January 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
The U.S. economy, as measured by gross domestic product (GDP), contracted in the fourth quarter of 2008 by a staggering 6.2%, after contracting 0.3% in the third quarter, according to the U.S. Department of Commerce. In the first and second quarters, the economy grew by 0.9% and 2.8%, respectively. Most of the major GDP components contributed to the decline; however, particularly influential was a sharp downturn in consumer spending, which continued to weigh on the economy in early 2009. While high commodity prices have eased since their summertime peaks, consumers continued to pare spending as they remained cautious of what increasingly has become a weaker economic environment. Rising unemployment levels, at a five-year high at period end, have led to constrained personal consumption and overall economic contraction. The housing market continued to weigh on the economy, with new home sales continuing to fall and existing home sales beginning to stabilize only as cautious buyers begin to see value in distressed pricing. Low home prices continued to pressure consumers and banks, causing increased bank foreclosures and more write-downs of mortgage-backed securities at commercial banks and financial institutions.
For the year that ended January 31, 2009, the capital markets have experienced historic events resulting in unprecedented volatility. During September 2008, for example, the federal government took control of federally chartered mortgage giants Fannie Mae and Freddie Mac. During the same month, Lehman Brothers filed for bankruptcy protection; Bank of America announced its acquisition of Merrill Lynch; and Goldman Sachs and Morgan Stanley petitioned the Federal Reserve (the “Fed”) to become bank holding companies, a step that brings greater regulation but also easier access to credit. These actions, in conjunction with the announcement of Bear Stearns’ acquisition by JPMorgan Chase in March 2008, drastically redefined the Wall Street landscape. In addition to the independent Wall Street brokerages, the banking sector was shaken by the failure of Washington Mutual and the sale of Wachovia. In the insurance sector, the federal government provided more than $150 billion in loans to help stabilize American International Group (AIG). Finally, Congress approved a $700 billion program authorizing the federal government to purchase troubled assets from financial institutions, a program that has continued to evolve since the bill was enacted into law.
During the period, the Fed lowered the federal funds rate to a range of 0.0% to 0.25% from 4.25% at December 31, 2007. In addition to its interest-rate policy, the Fed has also taken extraordinary action through a variety of innovative lending techniques in an attempt to ease the credit crisis.
Management Discussion
Relative to their primary benchmark, the Barclays Capital Municipal Bond Index1 (the “Index”) — a broad-based, unmanaged index of municipal bonds — the Funds underperformed for the year ending January 31, 2009. As a result of an active management style that focuses on income and longer call protection, the Funds generally hold longer-maturity bonds. Management believes that much of the Funds’ under-performance can be attributed to the shift of investors’ capital into shorter-maturity bonds, a result of the broader-based credit crisis that has rattled the fixed-income markets since the summer of 2007. The move to shorter-term investments was originally driven by uncertainty surrounding financial companies’ exposure to subprime mortgage-backed debt but later spread to the muni market when major municipal bond insurers suffered rating downgrades due to their exposure to mortgage-related structured products. Management has historically used Treasury futures to seek to offset interest-rate volatility associated with investing in longer-maturity municipal bonds. Investors’ flight to quality during the period pushed Treasury yields to historic lows, hurting the Funds’ performance.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

[1]	Formerly called Lehman Brothers Municipal Bond Index. It is not possible to invest directly in an Index.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

Eaton Vance Municipals Funds as of January 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
In mid-December 2008, the municipal market began to rally — with longer-maturity municipals performing better than shorter-maturity bonds — as buyers returned to the market. This trend continued through the end of the period. Despite the muni market’s rebound, the ratio of yields on current coupon AAA-rated insured municipal bonds to the yield on 30-year Treasury bonds was 141.7% as of January 31, 2009, indicating municipals continued to represent relative value when compared to their taxable counterparts.1 We believe the 2008 spike in this ratio to over 200%, as compared with the long-term average of 85%-90%, was the result of continued dislocation in the fixed-income marketplace caused by a flight to Treasury securities, municipal bond insurance companies’ risks and the decentralized nature of the municipal marketplace. Historically, such a spike in this ratio is a rare occurrence in the muni bond market and is generally considered a signal that municipal bonds are significantly undervalued relative to taxable Treasury bonds. As more buyers return to the municipals market, we would expect this ratio of relative value to normalize further.
Against this backdrop, we continue to manage our municipal funds with the same relative value approach that we have traditionally employed — maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time.

[1]	Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield.

Eaton Vance Hawaii Municipals Fund as of January 31, 2009
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds, and the Barclays Capital Municipal Bond Long 22+ Index, the long bond component of the Barclays Capital Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Barclays Capital Municipal Bond Index and the Barclays Capital Municipal Bond Long 22+ Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A	Class B	Class C
Share Class Symbol	ETHWX	EVHWX	ECHWX

Average Annual Total Returns (at net asset value)
One Year	-11.62%	-12.37%	-12.37%
Five Years	-0.21	-0.95	N.A.
Ten Years	2.20	1.44	N.A.
Life of Fund†	3.22	2.73	-10.13

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-15.84%	-16.59%	-13.22%
Five Years	-1.17	-1.28	N.A.
Ten Years	1.71	1.44	N.A.
Life of Fund†	2.89	2.73	-10.13

†	Inception dates: Class A: 3/14/94; Class B: 3/2/94; Class C: 10/1/07

Total Annual Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.14%	1.89%	1.89%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.77%	4.01%	4.01%
Taxable-Equivalent Distribution Rate[3,4]	8.00	6.72	6.72
SEC 30-day Yield[5]	3.84	3.44	3.56
Taxable-Equivalent SEC 30-day Yield[4,5]	6.44	5.77	5.97
Index Performance6 (Average Annual Total Returns)

		Barclays Capital Municipal
	Barclays Capital Municipal Bond Index	Bond Long 22+ Index

One Year	-0.16%	-10.66%
Five Years	3.33	1.55
Ten Years	4.51	3.72
Lipper Averages7 (Average Annual Total Returns)

Lipper Other States Municipal Debt Funds Classification

One Year	-4.39%
Five Years	1.80
Ten Years	3.05

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. [2] Source: Prospectus dated 6/1/08. Includes interest expense of 0.31% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. [4] Taxable-equivalent figures assume a maximum 40.36% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. [5] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. [6] It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [7] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 148, 133 and 114 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.
Portfolio Manager: Robert B. MacIntosh, CFA

*	Source: Lipper, Inc. Class B of the Fund commenced investment operations on 3/2/94.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 1/31/99 and 10/1/07 (commencement of operations), respectively, would have been valued at $12,438 ($11,847 at the maximum offering price) and $8,670, respectively, on 1/31/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Hawaii Municipals Fund as of January 31, 2009
PORTFOLIO COMPOSITION
Rating Distribution*1
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 1/31/09, is as follows, and the average rating is AA.

AAA	33.0%
AA	43.9%
A	7.3%
BBB	14.4%
B	1.4%
Fund Statistics2

• Number of Issues:	48
• Average Maturity:	17.2 years
• Average Effective Maturity:	14.8 years
• Average Call Protection:	8.1 years
• Average Dollar Price:	$90.12
• TOB Leverage[3]:	1.3%

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

[2]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

[3]	See Note 1I to the Fund’s financial statements. Tender option bonds (TOBs) are a form of investment leverage that create an opportunity for increased income but, at the same time, create special risks (including the likelihood of volatility of net asset value). TOB leverage represents the amount of Floating Rate Notes outstanding at 1/31/09 as a percentage of the Fund’s net assets plus Floating Rate Notes. Floating Rate Notes reflect the effect of TOBs purchased in secondary market transactions.

Eaton Vance Insured Municipals Fund as of January 31, 2009
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds, and the Barclays Capital Municipal Bond Long 22+ Index, the long bond component of the Barclays Capital Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Barclays Capital Municipal Bond Index and the Barclays Capital Municipal Bond Long 22+ Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A	Class B	Class C
Share Class Symbol	EAFIX	EBFIX	EFICX

Average Annual Total Returns (at net asset value)
One Year	-10.69%	-11.40%	-11.39%
Five Years	-0.15	-0.88	N.A.
Ten Years	2.41	1.65	N.A.
Life of Fund†	4.33	3.53	-3.64

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-14.96%	-15.66%	-12.24%
Five Years	-1.12	-1.21	N.A.
Ten Years	1.91	1.65	N.A.
Life of Fund†	3.99	3.53	-3.64
† Inception dates: Class A: 3/3/94; Class B: 3/2/94; Class C: 6/2/06

Total Annual Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.27%	2.02%	2.01%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.98%	4.22%	4.22%
Taxable-Equivalent Distribution Rate[3,4]	7.66	6.49	6.49
SEC 30-day Yield[5]	4.24	3.69	3.76
Taxable-Equivalent SEC 30-day Yield[4,5]	6.52	5.68	5.78
Index Performance6 (Average Annual Total Returns)

		Barclays Capital Municipal
	Barclays Capital Municipal Bond Index	Bond Long 22+ Index

One Year	-0.16%	-10.66%
Five Years	3.33	1.55
Ten Years	4.51	3.72
Lipper Averages7 (Average Annual Total Returns)

Lipper Insured Municipal Debt Funds Classification

One Year	-3.19%
Five Years	1.71
Ten Years	3.14

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. [2] Source: Prospectus dated 6/1/08. Includes interest expense of 0.56% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. [4] Taxable-equivalent figures assume a maximum 35.00% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures. [5] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. [6] It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [7] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Insured Municipal Debt Funds Classification contained 38, 34 and 30 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.
Portfolio Manager: Craig R. Brandon, CFA

*	Source: Lipper, Inc. Class B of the Fund commenced investment operations on 3/2/94.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 1/31/99 and 6/2/06 (commencement of operations), respectively, would have been valued at $12,688 ($12,086 at the maximum offering price) and $9,058, respectively, on 1/31/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Insured Municipals Fund as of January 31, 2009
PORTFOLIO COMPOSITION
Rating Distribution*1
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 1/31/09, is as follows, and the average rating is AA+.

AAA	51.3%
AA	39.3%
A	8.9%
BBB	0.5%
Fund Statistics2

• Number of Issues:	76
• Average Maturity:	24.1 years
• Average Effective Maturity:	20.4 years
• Average Call Protection:	10.9 years
• Average Dollar Price:	$90.99
• TOB Leverage[3]:	2.3%

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

[2]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

[3]	See Note 1I to the Fund’s financial statements. Tender option bonds (TOBs) are a form of investment leverage that create an opportunity for increased income but, at the same time, create special risks (including the likelihood of volatility of net asset value). TOB leverage represents the amount of Floating Rate Notes outstanding at 1/31/09 as a percentage of the Fund’s net assets plus Floating Rate Notes. Floating Rate Notes reflect the effect of TOBs purchased in secondary market transactions.

Eaton Vance Kansas Municipals Fund as of January 31, 2009
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds, and the Barclays Capital Municipal Bond Long 22+ Index, the long bond component of the Barclays Capital Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Barclays Capital Municipal Bond Index and the Barclays Capital Municipal Bond Long 22+ Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A	Class B	Class C
Share Class Symbols	ETKSX	EVKSX	ECKSX

Average Annual Total Returns (at net asset value)
One Year	-8.39%	-9.11%	-9.00%
Five Years	0.65	-0.06	N.A.
Ten Years	2.94	2.19	N.A.
Life of Fund†	4.01	3.41	-2.04

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-12.76%	-13.49%	-9.88%
Five Years	-0.31	-0.40	N.A.
Ten Years	2.44	2.19	N.A.
Life of Fund†	3.67	3.41	-2.04
† Inception dates: Class A: 3/3/94; Class B: 3/2/94; Class C: 6/2/06

Total Annual Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.87%	1.63%	1.62%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.65%	3.90%	3.89%
Taxable-Equivalent Distribution Rate[3,4]	7.65	6.41	6.40
SEC 30-day Yield[5]	3.86	3.35	3.35
Taxable-Equivalent SEC 30-day Yield[4,5]	6.35	5.51	5.51
Index Performance6 (Average Annual Total Returns)

		Barclays Capital Municipal
	Barclays Capital Municipal Bond Index	Bond Long 22+ Index

One Year	-0.16%	-10.66%
Five Years	3.33	1.55
Ten Years	4.51	3.72
Lipper Averages7 (Average Annual Total Returns)

Lipper Other States Municipal Debt Funds Classification

One Year	-4.39%
Five Years	1.80
Ten Years	3.05

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. [2] Source: Prospectus dated 6/1/08. Includes interest expense of 0.15% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. [4] Taxable-equivalent figures assume a maximum 39.19% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. [5] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. [6] It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [7] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 148, 133 and 114 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.
Portfolio Manager: Adam Weigold, CFA

*	Source: Lipper, Inc. Class B of the Fund commenced investment operations on 3/2/94.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 1/31/99 and 6/2/06 (commencement of operations), respectively, would have been valued at $13,360 ($12,726 at the maximum offering price) and $9,454, respectively, on 1/31/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Kansas Municipals Fund as of January 31, 2009
PORTFOLIO COMPOSITION
Rating Distribution*1
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 1/31/09, is as follows, and the average rating is AA.

AAA	38.9%
AA	26.6%
A	30.6%
BBB	3.9%
Fund Statistics2

• Number of Issues:	72
• Average Maturity:	19.8 years
• Average Effective Maturity:	16.4 years
• Average Call Protection:	8.3 years
• Average Dollar Price:	$91.01
• TOB Leverage[3]:	0.9%

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

[2]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

[3]	See Note 1I to the Fund’s financial statements. Tender option bonds (TOBs) are a form of investment leverage that create an opportunity for increased income but, at the same time, create special risks (including the likelihood of volatility of net asset value). TOB leverage represents the amount of Floating Rate Notes outstanding at 1/31/09 as a percentage of the Fund’s net assets plus Floating Rate Notes. Floating Rate Notes reflect the effect of TOBs purchased in secondary market transactions.

Eaton Vance Municipals Funds as of January 31, 2009

FUND EXPENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2008 – January 31, 2009).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Hawaii Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(8/1/08)	(1/31/09)	(8/1/08 – 1/31/09)

Actual
Class A	$1,000.00	$913.60	$5.19
Class B	$1,000.00	$909.90	$8.79
Class C	$1,000.00	$909.90	$8.74

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.48
Class B	$1,000.00	$1,015.90	$9.27
Class C	$1,000.00	$1,016.00	$9.22

*	Expenses are equal to the Fund’s annualized expense ratio of 1.08% for Class A shares, 1.83% for Class B shares and 1.82% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2008.

Eaton Vance Municipals Funds as of January 31, 2009

FUND EXPENSES CONT’D

Eaton Vance Insured Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(8/1/08)	(1/31/09)	(8/1/08 – 1/31/09)

Actual
Class A	$1,000.00	$912.10	$5.09
Class B	$1,000.00	$908.10	$8.68
Class C	$1,000.00	$909.10	$8.59

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	$5.38
Class B	$1,000.00	$1,016.00	$9.17
Class C	$1,000.00	$1,016.10	$9.07

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06% for Class A shares, 1.81% for Class B shares and 1.79% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2008.

Eaton Vance Kansas Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(8/1/08)	(1/31/09)	(8/1/08 – 1/31/09)

Actual
Class A	$1,000.00	$931.00	$4.13
Class B	$1,000.00	$928.60	$7.76
Class C	$1,000.00	$926.60	$7.75

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.90	$4.32
Class B	$1,000.00	$1,017.10	$8.11
Class C	$1,000.00	$1,017.10	$8.11

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85% for Class A shares, 1.60% for Class B shares and 1.60% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2008.

Eaton Vance Hawaii Municipals Fund as of January 31, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 95.9%
Principal Amount
(000’s omitted)	Security	Value

Education — 2.5%

$300	Hawaii Department of Budget and Finance, (Chaminade University of Honolulu), 4.75%, 1/1/36	$198,972
350	Hawaii Department of Budget and Finance, (Mid Pacific Institute), 4.625%, 1/1/36	229,348

		$428,320

Electric Utilities — 2.2%

$500	Puerto Rico Electric Power Authority, 0.00%, 7/1/17	$371,980

		$371,980

Escrowed / Prerefunded — 5.8%

$750	Honolulu, Escrowed to Maturity, 4.75%, 9/1/17	$889,717
95	Honolulu, Escrowed to Maturity, 6.00%, 1/1/10	99,773

		$989,490

General Obligations — 3.1%

$305	Maui County, 5.00%, 3/1/21	$318,182
285	Puerto Rico, 0.00%, 7/1/15	204,220

		$522,402

Hospital — 3.1%

$100	Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.60%, 7/1/33	$80,990
400	Hawaii Department of Budget and Finance, (Wilcox Memorial Hospital), 5.35%, 7/1/18	375,316
95	Hawaii Department of Budget and Finance, (Wilcox Memorial Hospital), 5.50%, 7/1/28	77,517

		$533,823

Industrial Development Revenue — 3.6%

$315	Hawaii Department of Transportation Special Facilities, (Continental Airlines), (AMT), 7.00%, 6/1/20	$229,304
600	Virgin Islands Public Financing Authority, (HOVENSA LLC), (AMT), 4.70%, 7/1/22	375,840

		$605,144

Insured-Education — 9.1%

$420	Hawaii State Housing Development Corp., (University of Hawaii), (AMBAC), 5.65%, 10/1/16	$421,180
500	University of Hawaii, (MBIA), 3.50%, 7/15/27	384,085
375	University of Hawaii, (MBIA), 4.25%, 7/15/30	312,638
500	University of Hawaii, (MBIA), 4.50%, 7/15/32	431,290

		$1,549,193

Insured-Electric Utilities — 3.4%

$250	Hawaii Department of Budget and Finance, (Hawaii Electric Co.), (AMBAC), (AMT), 5.75%, 12/1/18	$230,945
500	Hawaii Department of Budget and Finance, (Hawaii Electric Co.), (FGIC), (AMT), 4.80%, 1/1/25	347,065

		$578,010

Insured-Escrowed / Prerefunded — 3.8%

$85	Hawaii Airports System, (MBIA), (AMT), Escrowed to Maturity, 6.90%, 7/1/12	$90,983
250	Honolulu, City and County Board Water Supply Systems, (FSA), Prerefunded to 7/1/11, 5.25%, 7/1/31	274,733
250	Honolulu, City and County Wastewater System, (AMBAC), Prerefunded to 7/1/11, 5.50%, 7/1/14	276,220

		$641,936

Insured-General Obligations — 17.4%

$1,000	Hawaii, (MBIA), 5.25%, 5/1/24	$1,038,650
350	Hawaii County, (FGIC), (MBIA), 5.55%, 5/1/10	368,245
200	Honolulu, City and County, (FGIC) (MBIA), 5.25%, 7/1/12	223,204
500	Honolulu, City and County, (FSA), 5.00%, 7/1/29	502,370
300	Kauai County, (MBIA), 5.00%, 8/1/24	303,159
290	Maui County, (MBIA), 5.00%, 3/1/25	295,902
230	Puerto Rico, (FSA), 5.25%, 7/1/27	227,847

		$2,959,377

Insured-Lease Revenue / Certificates of Participation — 4.6%

$805	Hawaii State Housing Development Corp., (Kapolei Office), (FSA), 5.00%, 11/1/31	$780,472

		$780,472

Insured-Special Tax Revenue — 2.2%

$95	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	$23,251
800	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/43	60,696
2,675	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/42	218,761

See notes to financial statements

Eaton Vance Hawaii Municipals Fund as of January 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue (continued)

770	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	29,614
140	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	12,116
280	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	22,529
225	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	16,781

		$383,748

Insured-Transportation — 22.1%

$900	Hawaii, State Harbor Revenue, (FSA), (AMT), 5.00%, 1/1/23(1)	$818,208
500	Hawaii, State Harbor Revenue, (FSA), (AMT), 5.00%, 1/1/31	410,965
575	Hawaii Airports System, (FGIC), (MBIA), (AMT), 5.25%, 7/1/21	532,364
250	Hawaii Highway, (FSA), 5.00%, 7/1/22	257,565
480	Puerto Rico Highway and Transportation Authority, (AGC), 5.25%, 7/1/36	465,067
440	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(2)	424,725
1,000	Puerto Rico Highway and Transportation Authority, (MBIA), 5.25%, 7/1/32	844,290

		$3,753,184

Insured-Water and Sewer — 7.6%

$1,000	Honolulu, City and County Wastewater System, (FGIC), (MBIA), 0.00%, 7/1/18	$674,470
700	Honolulu, City and County Wastewater System, (MBIA), 4.50%, 7/1/37	616,343

		$1,290,813

Special Tax Revenue — 5.4%

$250	Hawaii Highway Revenue, 5.50%, 7/1/18	$298,682
505	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	414,115
250	Virgin Islands Public Facilities Authority, 5.625%, 10/1/25	214,378

		$927,175

Total Tax-Exempt Investments — 95.9%
(identified cost $17,916,978)		$16,315,067

Other Assets, Less Liabilities — 4.1%		$692,604

Net Assets — 100.0%		$17,007,671

Industry and sector classifications are unaudited.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by Hawaii municipalities. In addition, 19.6% of the Fund’s net assets at January 31, 2009 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2009, 73.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.6% to 37.8% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1I).

See notes to financial statements

Eaton Vance Insured Municipals Fund as of January 31, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 99.1%
Principal Amount
(000’s omitted)	Security	Value

Education — 2.2%

$1,000	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.50%, 11/15/36	$1,049,320

		$1,049,320

Hospital — 1.2%

$860	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	$558,613

		$558,613

Housing — 0.3%

$160	Pinellas County, FL, Housing Finance Authority, (SFMR), (GNMA), (AMT), 5.80%, 3/1/29	$156,101

		$156,101

Industrial Development Revenue — 2.1%

$1,240	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	$1,006,682

		$1,006,682

Insured-Education — 5.2%

$1,000	New York State Dormitory Authority, (AGC), 5.00%, 7/1/25	$1,019,910
1,000	University of South Alabama, (BHAC), 5.00%, 8/1/38	983,330
495	University of Vermont and State Agricultural College, (MBIA), 5.00%, 10/1/40	451,559

		$2,454,799

Insured-Electric Utilities — 3.3%

$500	Indiana Municipal Power Agency, (MBIA), 5.00%, 1/1/42	$438,870
650	Puerto Rico Electric Power Authority, (FGIC), (MBIA), 5.25%, 7/1/34	537,004
600	Puerto Rico Electric Power Authority, (MBIA), 5.50%, 7/1/16	599,970

		$1,575,844

Insured-General Obligations — 12.5%

$1,000	Anderson County, SC, School District No. 5, (FSA), 5.25%, 2/1/31	$1,012,160
1,000	Massachusetts, (AMBAC), 5.50%, 8/1/30	1,086,190
700	Mississippi Development Bank Special Obligation, (AGC), 5.375%, 10/1/33(1)	703,612
800	Monroe Township, NJ, Board of Education, Middlesex County, (AGC), 4.75%, 3/1/36	750,176
1,000	Philadelphia, PA, (AGC), 7.00%, 7/15/28	1,081,210
380	Puerto Rico, (FSA), 5.25%, 7/1/27	376,443
1,985	San Juan, CA, Unified School District, (FSA), 0.00%, 8/1/23	935,253

		$5,945,044

Insured-Hospital — 11.8%

$1,000	Arizona Health Facilities Authority, (Banner Health), (BHAC), 5.50%, 1/1/38	$1,004,850
670	Brevard County, FL, Health Facilities Authority, (Health First, Inc.), (MBIA), 5.125%, 4/1/31	517,086
1,250	Indiana Health and Educational Facility Finance Authority, (Sisters of St. Francis Health Services), (FSA), 5.25%, 5/15/41	1,131,575
1,000	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/42(2)	807,660
50	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/42	40,381
250	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/31	241,160
500	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/36	474,460
950	Sarasota County, FL, Public Hospital Board, (Sarasota Memorial Hospital), (MBIA), 5.50%, 7/1/28	846,469
635	Vermont Educational and Health Buildings Financing Agency, (Fletcher Allen Health), (FSA), 5.00%, 12/1/34	532,422

		$5,596,063

Insured-Housing — 1.1%

$500	Florida Housing Finance Authority, (Spinnaker Cove Apartments), (AMBAC), (AMT), 6.50%, 7/1/36	$500,035

		$500,035

Insured-Lease Revenue / Certificates of Participation — 2.0%

$1,300	Hudson, NY, Infrastructure Corp., (MBIA), 4.50%, 2/15/47	$962,884

		$962,884

See notes to financial statements

Eaton Vance Insured Municipals Fund as of January 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Other Revenue — 4.4%

$425	Kentucky Economic Development Finance Authority, (Louisville Arena Project), (AGC), 6.00%, 12/1/33	$427,975
440	New York City, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 4.75%, 1/1/42	319,334
160	New York City, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/31	131,027
165	New York City, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/36	129,886
300	New York City, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/39	233,193
1,630	New York City, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/32(1)	348,902
500	St. John’s County, FL, Industrial Development Authority, (Professional Golf), (MBIA), 5.00%, 9/1/23	502,745

		$2,093,062

Insured-Solid Waste — 1.1%

$500	Dade County, FL, Resource Recovery Facilities, (AMBAC), (AMT), 5.50%, 10/1/13	$500,385

		$500,385

Insured-Special Assessment Revenue — 2.3%

$345	Celebration, FL, Community Development District, (MBIA), 5.125%, 5/1/20	$350,244
750	Crossings at Fleming Island, FL, Community Development District, (MBIA), 5.80%, 5/1/16	757,522

		$1,107,766

Insured-Special Tax Revenue — 11.8%

$1,015	Baton Rouge, LA, Public Improvement, (FSA), 4.25%, 8/1/32	$868,830
1,250	Clearwater, FL, Spring Training Facilities, (MBIA), 5.375%, 3/1/31(3)	1,283,450
320	Massachusetts Bay Transportation Authority, Revenue Assessment, (MBIA), 4.00%, 7/1/33	256,429
1,000	Massachusetts Special Obligation, Dedicated Tax Revenue, (FGIC), 5.50%, 1/1/29	997,550
5,055	Miami-Dade County, FL, Special Obligation, (MBIA), 0.00%, 10/1/36	713,463
500	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	435,330
1,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), 5.50%, 7/1/23	941,110
1,220	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	46,921
225	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	19,471
445	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	35,805
355	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	26,476

		$5,624,835

Insured-Student Loan — 2.1%

$1,000	Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	$989,670

		$989,670

Insured-Transportation — 12.6%

$780	Central Puget Sound, WA, Regional Transportation Authority, Sales and Use Tax Revenue, (FSA), 5.00%, 11/1/34	$764,439
270	Chicago, IL, (O’Hare International Airport), (FSA), 4.50%, 1/1/38	230,669
1,000	Idaho Housing and Finance Association, (AGC), 5.25%, 7/15/25	1,060,800
1,115	Miami-Dade County, FL, Aviation Revenue, (Miami International Airport), (AGC), (CIFG), (AMT), 5.00%, 10/1/38(4)	881,553
1,000	Minneapolis and St. Paul, MN, Metropolitan Airport Commission, (AMBAC), 4.50%, 1/1/32	864,720
1,000	New Jersey Transportation Trust Fund Authority, (AGC), 5.25%, 12/15/38	1,011,320
780	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(2)	752,922
500	Puerto Rico Highway and Transportation Authority, (AMBAC), 5.25%, 7/1/38	413,955

		$5,980,378

Insured-Water and Sewer — 18.5%

$1,440	Austin, TX, Water and Wastewater System Revenue, (BHAC), (FSA), 5.00%, 11/15/33(5)	$1,435,838
700	Bossier City, LA, Utilities Revenue, (BHAC), 5.125%, 10/1/25	724,675
170	Bossier City, LA, Utilities Revenue, (BHAC), 5.25%, 10/1/26	176,411
110	Bossier City, LA, Utilities Revenue, (BHAC), 5.25%, 10/1/27	113,356
170	Bossier City, LA, Utilities Revenue, (BHAC), 5.50%, 10/1/38	174,344
1,260	Fernley, NV, (AGC), 5.00%, 2/1/38	1,226,144

See notes to financial statements

Eaton Vance Insured Municipals Fund as of January 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Water and Sewer (continued)

250	Florida Governmental Utility Authority, (Barefoot Bay Utility System), (AMBAC), 5.00%, 10/1/29	224,410
225	Houston, TX, Utility System, (BHAC), (FSA), 5.00%, 11/15/33	223,087
1,000	Jacksonville, FL, Water and Sewer, (AMBAC), (AMT), 6.35%, 8/1/25	969,530
500	Marco Island, FL, Utility System, (MBIA), 5.00%, 10/1/27	488,690
635	New York City, NY, Municipal Water Finance Authority, (BHAC), 5.75%, 6/15/40	667,880
705	Ogden City, UT, Sewer and Water, (FSA), 4.50%, 6/15/38	605,560
370	Pearland, TX, Waterworks and Sewer Systems, (FSA), 4.50%, 9/1/34	329,829
290	Tampa Bay, FL, Water Utility System, (FGIC), 4.75%, 10/1/27	277,179
1,160	Wichita, KS, Water and Sewer Utility, (AGC), 5.00%, 10/1/32	1,134,724

		$8,771,657

Special Tax Revenue — 1.4%

$810	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	$664,225

		$664,225

Transportation — 3.2%

$2,730	New Jersey Transportation Trust Fund Authority, 0.00%, 12/15/35	$486,759
1,045	Port Authority of New York and New Jersey, 5.00%, 7/15/35	1,029,889

		$1,516,648

Total Tax-Exempt Investments — 99.1%
(identified cost $49,420,227)		$47,054,011

Other Assets, Less Liabilities — 0.9%		$427,264

Net Assets — 100.0%		$47,481,275

Industry and sector classifications are unaudited.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

GNMA - Government National Mortgage Association

MBIA - Municipal Bond Insurance Association

SFMR - Single Family Mortgage Revenue

At January 31, 2009, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Florida	18.9%
New York	13.2%
Other, representing less than 10% individually	67.0%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2009, 89.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.5% to 27.5% of total investments.

(1)	When-issued security.

(2)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1I).

(3)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(4)	Security (or a portion thereof) has been pledged as collateral for open swap contracts.

(5)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Kansas Municipals Fund as of January 31, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 96.7%
Principal Amount
(000’s omitted)	Security	Value

Electric Utilities — 1.0%

$375	Puerto Rico Electric Power Authority, 5.00%, 7/1/25	$319,391

		$319,391

Escrowed / Prerefunded — 5.4%

$415	Labette County, SFMR, Escrowed to Maturity, 0.00%, 12/1/14	$361,623
1,000	Saline County, SFMR, Escrowed to Maturity, 0.00%, 12/1/15	839,250
500	University of Kansas Hospital Authority, Prerefunded to 9/1/12, 5.50%, 9/1/22	570,790

		$1,771,663

Hospital — 8.1%

$500	Kansas Development Finance Authority, (Hays Medical Center), 5.00%, 11/15/22	$479,275
750	Lawrence Memorial Hospital, 5.125%, 7/1/36	579,892
500	Olathe Health Facilities, (Olathe Medical Center), 5.00%, 9/1/29	425,830
825	Salina Hospital, (Salina Regional Health Center), 5.00%, 10/1/36	635,423
250	Sedgwick County Health Care Facility, (Catholic Care Center, Inc.), 5.875%, 11/15/31	238,953
410	University of Kansas Hospital Authority, 4.50%, 9/1/32	317,664

		$2,677,037

Insured-Education — 6.9%

$100	Kansas Development Finance Authority, (Kansas Board of Regents), (AMBAC), 5.00%, 4/1/14	$110,313
250	Kansas Development Finance Authority, (Kansas State University Housing Systems), (MBIA), 4.375%, 4/1/32	209,678
1,000	Kansas Development Finance Authority, (Kansas State University Housing Systems), (MBIA), 4.50%, 4/1/37	835,070
550	Kansas Development Finance Authority, (Kansas State University-Athletic Facility), (AMBAC), 0.00%, 7/1/18	378,571
750	Kansas Development Finance Authority, (University of Kansas Center for Research), (XLCA), 5.00%, 2/1/26	739,027

		$2,272,659

Insured-Electric Utilities — 7.3%

$250	Augusta, Electric System, (AMBAC), 5.00%, 8/1/22	$251,355
765	Burlington, PCR, (Kansas Gas & Electric Co.), (MBIA), 5.30%, 6/1/31	604,633
665	La Cygne, (Kansas City Power & Light Co.), (XLCA), 4.65%, 9/1/35	487,405
325	Puerto Rico Electric Power Authority, (FGIC), (MBIA), 5.25%, 7/1/30	273,088
375	Puerto Rico Electric Power Authority, (FGIC), (MBIA), 5.25%, 7/1/34	309,810
500	Wyandotte County & Kansas City Unified Government Utilities System, (FSA), 5.00%, 9/1/28	494,440

		$2,420,731

Insured-Escrowed / Prerefunded — 8.8%

$1,350	Butler County, Unified School District #490, (FSA), Prerefunded to 9/1/15, 5.00%, 9/1/30(1)	$1,606,527
500	Chisholm Creek Utility Authority, Water and Wastewater, (Bel Aire & Park City), (MBIA), Prerefunded to 9/1/12, 5.25%, 9/1/20	567,185
250	Kansas Development Finance Authority, (7th and Harrison Project), (AMBAC), Prerefunded to 12/1/09, 5.75%, 12/1/27	260,995
350	Kansas Development Finance Authority, (Power Water Supply), (AMBAC), Prerefunded to 4/1/12, 5.50%, 4/1/13	395,549
55	Kansas Development Finance Authority, (Stormont-Vail Healthcare), (MBIA), Prerefunded to 11/15/11, 5.375%, 11/15/24	61,310

		$2,891,566

Insured-General Obligations — 21.1%

$1,330	Butler County, Unified School District #402, (AGC), 5.125%, 9/1/32	$1,331,436
870	Geary County, (XLCA), 3.50%, 9/1/31	625,025
350	Geary County, Unified School District #475, (MBIA), 3.00%, 9/1/26	254,090
500	Harvey County, Unified School District #373, (MBIA), 5.00%, 9/1/26	494,790
600	Johnson County, Unified School District #231, (AMBAC), 5.00%, 10/1/27	586,428
200	Johnson County, Unified School District #231, (FGIC), (MBIA), 6.00%, 10/1/16	240,704
300	Johnson County, Unified School District #233, (FGIC), (MBIA), 5.50%, 9/1/17	362,781
500	Leavenworth County, Unified School District #453, (AGC), 5.125%, 3/1/29(2)	493,495
240	Puerto Rico, (MBIA), 5.50%, 7/1/20	234,230
750	Reno County, Unified School District #308, (MBIA), 4.00%, 9/1/26	633,068

See notes to financial statements

Eaton Vance Kansas Municipals Fund as of January 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations (continued)

150	Sedgwick County, Unified School District #259, (FSA), 2.50%, 10/1/17	145,427
600	Sedgwick County, Unified School District #259, (FSA), 2.50%, 10/1/18	567,216
500	Sedgwick County, Unified School District #262, (AGC), 4.75%, 9/1/28	482,665
500	Wyandotte County & Kansas City Unified Government, (FSA), 5.00%, 8/1/27	506,565

		$6,957,920

Insured-Hospital — 6.9%

$250	Coffeyville Public Building Commission Health Care Facility, (Coffeyville Regional Medical Center), (AMBAC), 5.00%, 8/1/22	$225,415
500	Kansas Development Finance Authority, (Sisters of Charity-Leavenworth), (MBIA), 5.00%, 12/1/25	480,970
500	Kansas Development Finance Authority, (St. Luke’s/Shawnee Mission), (MBIA), 5.375%, 11/15/26	434,015
600	Kansas Development Finance Authority, (Stormont-Vail Healthcare), (MBIA), 4.75%, 11/15/36	414,858
545	Kansas Development Finance Authority, (Stormont-Vail Healthcare), (MBIA), 5.375%, 11/15/24	479,578
250	Manhattan Hospital, (Mercy Health Center), (FSA), 5.20%, 8/15/26	234,925

		$2,269,761

Insured-Housing — 0.8%

$250	Augusta Public Building Commission Revenue, (Cottonwood Point, Inc.), (MBIA), 5.25%, 4/1/22	$250,365

		$250,365

Insured-Industrial Development Revenue — 0.8%

$250	Wyandotte, (BPU Office Building), (MBIA), 5.00%, 5/1/21	$253,650

		$253,650

Insured-Lease Revenue / Certificates of Participation — 1.6%

$500	Kansas Development Finance Authority, (Capital Restoration Parking Facility), (FSA), 5.00%, 10/1/21(3)	$523,940

		$523,940

Insured-Other Revenue — 2.9%

$250	Kansas Development Finance Authority, (Department of Administration), (FGIC), (MBIA), 5.00%, 11/1/25	$255,983
440	Kansas Development Finance Authority, (Kansas State Projects), (MBIA), 5.00%, 5/1/26	446,736
250	Kansas Development Finance Authority, (Kansas State Projects), (MBIA), 5.25%, 11/1/26	259,427

		$962,146

Insured-Public Power / Electric Utilities — 2.2%

$250	Wyandotte County & Kansas City Unified Government, (BHAC), 5.25%, 9/1/34(2)	$253,310
500	Wyandotte County & Kansas City Unified Government, (FSA), 5.00%, 9/1/32	479,915

		$733,225

Insured-Special Tax Revenue — 2.8%

$250	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	$61,187
150	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	17,690
4,450	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/44	313,280
2,895	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	111,342
530	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	45,866
3,685	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	296,495
850	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	63,393

		$909,253

Insured-Transportation — 5.3%

$750	Kansas Turnpike Authority, (FSA), 5.00%, 9/1/24	$757,560
600	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(4)	579,171
500	Puerto Rico Highway and Transportation Authority, (FGIC), 5.25%, 7/1/39	410,765

		$1,747,496

Insured-Water and Sewer — 8.9%

$1,000	Chisholm Creek Utility Authority, Water & Wastewater Facilities, (AMBAC), 4.25%, 9/1/29	$804,170
500	Kansas Development Finance Authority, Public Water Supply, (AMBAC), 5.00%, 4/1/24	508,015

See notes to financial statements

Eaton Vance Kansas Municipals Fund as of January 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Water and Sewer (continued)

1,000	Lawrence Water and Sewer System, (MBIA), 4.50%, 11/1/32	891,560
750	Wichita Water and Sewer Utility, (AGC), 5.00%, 10/1/32	733,657

		$2,937,402

Special Tax Revenue — 1.0%

$410	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	$336,212

		$336,212

Water and Sewer — 4.9%

$750	Johnson County, Water District #1, 3.25%, 12/1/30	$539,948
1,000	Johnson County, Water District #1, 4.25%, 6/1/32	866,660
200	Kansas Development Finance Authority, (Water Pollution Control), 5.00%, 11/1/21	212,116

		$1,618,724

Total Tax-Exempt Investments — 96.7%
(identified cost $34,699,073)		$31,853,141

Other Assets, Less Liabilities — 3.3%		$1,083,853

Net Assets — 100.0%		$32,936,994

Industry and sector classifications are unaudited.

AGC – Assured Guaranty Corp.

AMBAC – AMBAC Financial Group, Inc.

BHAC – Berkshire Hathaway Assurance Corp.

CIFG – CIFG Assurance North America, Inc.

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance, Inc.

MBIA – Municipal Bond Insurance Association

PCR – Pollution Control Revenue

SFMR – Single Family Mortgage Revenue

XLCA – XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Kansas municipalities. In addition, 10.2% of the Fund’s net assets at January 31, 2009 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2009, 78.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.8% to 30.3% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(2)	When-issued security.

(3)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(4)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1I).

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2009

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

		Insured
As of January 31, 2009	Hawaii Fund	Municipals Fund	Kansas Fund

Assets

Investments —
Identified cost	$17,916,978	$49,420,227	$34,699,073
Unrealized depreciation	(1,601,911)	(2,366,216)	(2,845,932)

Investments, at value	$16,315,067	$47,054,011	$31,853,141

Cash	989,129	2,447,050	1,156,970
Interest receivable	135,495	568,076	486,809
Receivable for Fund shares sold	29,211	236,816	749,339
Receivable for variation margin on open financial futures contracts	4,312	26,688	50,313

Total assets	$17,473,214	$50,332,641	$34,296,572

Liabilities

Payable for floating rate notes issued	$220,000	$1,140,000	$300,000
Payable for when-issued securities	—	971,695	743,603
Payable for open swap contracts	163,784	546,630	205,273
Payable for Fund shares redeemed	6,036	22,113	10,435
Distributions payable	31,934	101,451	45,774
Payable to affiliates:
Investment adviser fee	2,118	10,292	5,365
Distribution and service fees	4,567	14,519	8,431
Interest expense and fees payable	622	1,907	849
Accrued expenses	36,482	42,759	39,848

Total liabilities	$465,543	$2,851,366	$1,359,578

Net Assets	$17,007,671	$47,481,275	$32,936,994

Sources of Net Assets

Paid-in capital	$20,139,263	$53,585,280	$38,283,597
Accumulated net realized loss	(1,322,317)	(2,984,651)	(1,955,863)
Accumulated distributions in excess of net investment income	(31,934)	(101,451)	(45,774)
Net unrealized depreciation	(1,777,341)	(3,017,903)	(3,344,966)

Net Assets	$17,007,671	$47,481,275	$32,936,994

Class A Shares

Net Assets	$14,319,355	$36,304,698	$27,767,782
Shares Outstanding	1,809,700	3,962,242	3,111,891
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.91	$9.16	$8.92
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$8.30	$9.62	$9.36

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Assets and Liabilities

		Insured
As of January 31, 2009	Hawaii Fund	Municipals Fund	Kansas Fund

Class B Shares

Net Assets	$2,572,471	$5,928,798	$2,993,429
Shares Outstanding	321,083	654,379	338,250
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.01	$9.06	$8.85

Class C Shares

Net Assets	$115,845	$5,247,779	$2,175,783
Shares Outstanding	14,451	578,429	245,649
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.02	$9.07	$8.86

On sales of $25,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Operations

		Insured
For the Year Ended January 31, 2009	Hawaii Fund	Municipals Fund	Kansas Fund

Investment Income

Interest	$953,264	$2,037,989	$1,783,641

Total investment income	$953,264	$2,037,989	$1,783,641

Expenses

Investment adviser fee	$26,795	$86,722	$74,983
Distribution and service fees
Class A	28,384	58,941	59,187
Class B	31,480	64,305	31,607
Class C	457	18,010	18,854
Trustees’ fees and expenses	1,093	1,848	1,744
Custodian fee	20,208	27,601	30,833
Transfer and dividend disbursing agent fees	9,406	11,924	13,096
Legal and accounting services	44,498	53,456	42,704
Printing and postage	3,727	6,687	7,011
Registration fees	5,166	55,248	5,550
Interest expense and fees	23,998	65,744	20,465
Miscellaneous	16,799	21,808	21,944

Total expenses	$212,011	$472,294	$327,978

Deduct —
Reduction of custodian fee	$4,501	$14,688	$8,001

Total expense reductions	$4,501	$14,688	$8,001

Net expenses	$207,510	$457,606	$319,977

Net investment income	$745,754	$1,580,383	$1,463,664

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$29,738	$(172,096)	$250,120
Financial futures contracts	(353,747)	(656,989)	(999,171)
Swap contracts	(437,587)	(275,175)	(363,716)

Net realized loss	$(761,596)	$(1,104,260)	$(1,112,767)

Change in unrealized appreciation (depreciation) —
Investments	$(2,146,603)	$(3,504,780)	$(3,642,852)
Financial futures contracts	25,748	(37,327)	(105,546)
Swap contracts	(98,497)	(419,939)	(113,498)

Net change in unrealized appreciation (depreciation)	$(2,219,352)	$(3,962,046)	$(3,861,896)

Net realized and unrealized loss	$(2,980,948)	$(5,066,306)	$(4,974,663)

Net decrease in net assets from operations	$(2,235,194)	$(3,485,923)	$(3,510,999)

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

For the Year Ended January 31, 2009		Insured
Increase (Decrease) in Net Assets	Hawaii Fund	Municipals Fund	Kansas Fund

From operations —
Net investment income	$745,754	$1,580,383	$1,463,664
Net realized loss from investment transactions, financial futures contracts and swap contracts	(761,596)	(1,104,260)	(1,112,767)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(2,219,352)	(3,962,046)	(3,861,896)

Net decrease in net assets from operations	$(2,235,194)	$(3,485,923)	$(3,510,999)

Distributions to shareholders —
From net investment income
Class A	$(642,975)	$(1,404,714)	$(1,304,438)
Class B	(121,719)	(264,585)	(119,826)
Class C	(1,820)	(80,190)	(72,290)

Total distributions to shareholders	$(766,514)	$(1,749,489)	$(1,496,554)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$3,192,937	$17,593,054	$8,502,360
Class B	220,330	704,592	166,738
Class C	86,987	4,961,230	1,551,799
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	341,442	621,399	804,754
Class B	62,119	122,576	73,655
Class C	1,380	33,505	40,079
Cost of shares redeemed
Class A	(3,190,330)	(8,038,015)	(8,320,222)
Class B	(332,178)	(1,068,886)	(186,643)
Class C	—	(786,857)	(779,360)
Net asset value of shares exchanged
Class A	687,945	738,012	335,083
Class B	(687,945)	(738,012)	(335,083)

Net increase in net assets from Fund share transactions	$382,687	$14,142,598	$1,853,160

Net increase (decrease) in net assets	$(2,619,021)	$8,907,186	$(3,154,393)

Net Assets

At beginning of year	$19,626,692	$38,574,089	$36,091,387

At end of year	$17,007,671	$47,481,275	$32,936,994

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(31,934)	$(101,451)	$(45,774)

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

For the Year Ended January 31, 2008		Insured
Increase (Decrease) in Net Assets	Hawaii Fund	Municipals Fund	Kansas Fund

From operations —
Net investment income	$798,033	$1,644,921	$1,292,851
Net realized loss from investment transactions, financial futures contracts and swap contracts	(77,206)	(182,329)	(446,231)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(772,962)	(1,843,458)	(641,798)

Net increase (decrease) in net assets from operations	$(52,135)	$(380,866)	$204,822

Distributions to shareholders —
From net investment income
Class A	$(651,431)	$(1,300,889)	$(1,117,026)
Class B	(148,722)	(311,717)	(130,444)
Class C	(78)	(11,456)	(46,597)

Total distributions to shareholders	$(800,231)	$(1,624,062)	$(1,294,067)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,886,424	$4,862,648	$13,845,413
Class B	181,981	187,151	200,198
Class C	34,269	1,467,639	1,796,904
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	335,862	556,363	616,697
Class B	69,267	141,162	83,109
Class C	78	4,506	20,521
Cost of shares redeemed
Class A	(4,509,888)	(6,052,377)	(6,250,330)
Class B	(878,555)	(1,516,187)	(401,298)
Class C	—	(340,126)	(851,884)
Net asset value of shares exchanged
Class A	834,305	799,527	244,056
Class B	(834,305)	(799,527)	(244,056)

Net increase (decrease) in net assets from Fund share transactions	$1,119,438	$(689,221)	$9,059,330

Net increase (decrease) in net assets	$267,072	$(2,694,149)	$7,970,085

Net Assets

At beginning of year	$19,359,620	$41,268,238	$28,121,302

At end of year	$19,626,692	$38,574,089	$36,091,387

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(31,770)	$(65,300)	$(35,705)

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Hawaii Fund — Class A

	Year Ended January 31,

	2009	2008		2007	2006		2005

Net asset value — Beginning of year	$9.370	$9.770		$9.670	$9.850		$9.910

Income (loss) from operations

Net investment income(1)	$0.376	$0.390		$0.406	$0.408		$0.444
Net realized and unrealized gain (loss)	(1.448)	(0.398)		0.096	(0.172)		(0.069)

Total income (loss) from operations	$(1.072)	$(0.008)		$0.502	$0.236		$0.375

Less distributions

From net investment income	$(0.388)	$(0.392)		$(0.402)	$(0.416)		$(0.435)

Total distributions	$(0.388)	$(0.392)		$(0.402)	$(0.416)		$(0.435)

Net asset value — End of year	$7.910	$9.370		$9.770	$9.670		$9.850

Total Return(2)	(11.62)%	(0.09)%		5.28%	2.46	%(3)	3.91%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$14,319	$15,720		$13,856	$10,239		$8,394
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.93%	0.83	%(4)	0.82%	0.88%		0.80	%(5)
Interest and fee expense(6)	0.14%	0.31%		0.35%	0.18%		0.10	%(5)
Total expenses before custodian fee reduction	1.07%	1.14	%(4)	1.17%	1.06%		0.90	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.90%	0.75	%(4)	0.78%	0.86%		0.79	%(5)
Net investment income	4.39%	4.06%		4.16%	4.20%		4.55%
Portfolio Turnover of the Portfolio	—	—		—	—		19	%(7)
Portfolio Turnover of the Fund	12%	20%		28%	22%		7%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	During the year ended January 31, 2006, the Fund realized a gain on the disposal of an investment security which did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Hawaii Fund — Class B

	Year Ended January 31,

	2009	2008		2007	2006		2005

Net asset value — Beginning of year	$9.490	$9.890		$9.780	$9.970		$10.040

Income (loss) from operations

Net investment income(1)	$0.318	$0.324		$0.340	$0.344		$0.379
Net realized and unrealized gain (loss)	(1.477)	(0.402)		0.102	(0.187)		(0.083)

Total income (loss) from operations	$(1.159)	$(0.078)		$0.442	$0.157		$0.296

Less distributions

From net investment income	$(0.321)	$(0.322)		$(0.332)	$(0.347)		$(0.366)

Total distributions	$(0.321)	$(0.322)		$(0.332)	$(0.347)		$(0.366)

Net asset value — End of year	$8.010	$9.490		$9.890	$9.780		$9.970

Total Return(2)	(12.37)%	(0.81)%		4.58%	1.62	%(3)	3.21	%(4)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,572	$3,872		$5,504	$6,681		$10,063
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.67%	1.58	%(5)	1.57%	1.63%		1.55	%(6)
Interest and fee expense(7)	0.14%	0.31%		0.35%	0.18%		0.10	%(6)
Total expenses before custodian fee reduction	1.81%	1.89	%(5)	1.92%	1.81%		1.65	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.65%	1.50	%(5)	1.53%	1.61%		1.54	%(6)
Net investment income	3.65%	3.33%		3.45%	3.49%		3.83%
Portfolio Turnover of the Portfolio	—	—		—	—		19	%(8)
Portfolio Turnover of the Fund	12%	20%		28%	22%		7%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	During the year ended January 31, 2006, the Fund realized a gain on the disposal of an investment security which did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return.

(4)	Total return reflects an increase of 0.13% due to a change in the timing of the payment and reinvestment of distributions.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Hawaii Fund — Class C

	Year Ended	Period Ended
	January 31, 2009	January 31, 2008(1)

Net asset value — Beginning of period	$9.490	$9.700

Income (loss) from operations

Net investment income(2)	$0.297	$0.105
Net realized and unrealized loss	(1.446)	(0.208)

Total loss from operations	$(1.149)	$(0.103)

Less distributions

From net investment income	$(0.321)	$(0.107)

Total distributions	$(0.321)	$(0.107)

Net asset value — End of period	$8.020	$9.490

Total Return(3)	(12.37)%	(1.06	)%(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$116	$34
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.68%	1.58	%(4)
Interest and fee expense(5)	0.14%	0.31	%(4)
Total expenses before custodian fee reduction	1.82%	1.89	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.65%	1.50	%(4)
Net investment income	3.56%	3.26	%(4)
Portfolio Turnover	12%	20	%(6)

(1)	For the period from the start of business, October 1, 2007, to January 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Annualized.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)	For the year ended January 31, 2008.

(7)	Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Insured Municipals Fund — Class A

	Year Ended January 31,

	2009	2008		2007	2006	2005

Net asset value — Beginning of year	$10.760	$11.320		$11.170	$11.380	$11.540

Income (loss) from operations

Net investment income(1)	$0.423	$0.474		$0.483	$0.490	$0.524
Net realized and unrealized gain (loss)	(1.555)	(0.565)		0.148	(0.204)	(0.155)

Total income (loss) from operations	$(1.132)	$(0.091)		$0.631	$0.286	$0.369

Less distributions

From net investment income	$(0.468)	$(0.469)		$(0.481)	$(0.496)	$(0.529)

Total distributions	$(0.468)	$(0.469)		$(0.481)	$(0.496)	$(0.529)

Net asset value — End of year	$9.160	$10.760		$11.320	$11.170	$11.380

Total Return(2)	(10.69)%	(0.85)%		5.76%	2.58%	3.34%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$36,305	$29,433		$30,822	$30,896	$25,848
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.90%	0.71	%(3)	0.73%	0.72%	0.70	%(4)
Interest and fee expense(5)	0.17%	0.56%		0.39%	0.20%	0.23	%(4)
Total expenses before custodian fee reduction	1.07%	1.27	%(3)	1.12%	0.92%	0.93	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.86%	0.69	%(3)	0.71%	0.70%	0.69	%(4)
Net investment income	4.31%	4.27%		4.29%	4.36%	4.64%
Portfolio Turnover of the Portfolio	—	—		—	—	0	%(6)
Portfolio Turnover of the Fund	79%	34%		33%	28%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Insured Municipals Fund — Class B

	Year Ended January 31,

	2009	2008		2007	2006	2005

Net asset value — Beginning of year	$10.640	$11.190		$11.040	$11.250	$11.420

Income (loss) from operations

Net investment income(1)	$0.348	$0.388		$0.396	$0.406	$0.436
Net realized and unrealized gain (loss)	(1.545)	(0.558)		0.146	(0.209)	(0.167)

Total income (loss) from operations	$(1.197)	$(0.170)		$0.542	$0.197	$0.269

Less distributions

From net investment income	$(0.383)	$(0.380)		$(0.392)	$(0.407)	$(0.439)

Total distributions	$(0.383)	$(0.380)		$(0.392)	$(0.407)	$(0.439)

Net asset value — End of year	$9.060	$10.640		$11.190	$11.040	$11.250

Total Return(2)	(11.40)%	(1.57)%		4.99%	1.78%	2.64	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,929	$7,998		$10,421	$13,650	$18,170
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.65%	1.46	%(4)	1.48%	1.47%	1.45	%(5)
Interest and fee expense(6)	0.17%	0.56%		0.39%	0.20%	0.23	%(5)
Total expenses before custodian fee reduction	1.82%	2.02	%(4)	1.87%	1.67%	1.68	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.61%	1.44	%(4)	1.46%	1.45%	1.44	%(5)
Net investment income	3.55%	3.52%		3.56%	3.64%	3.89%
Portfolio Turnover of the Portfolio	—	—		—	—	0	%(7)
Portfolio Turnover of the Fund	79%	34%		33%	28%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.13% due to a change in the timing of the payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Insured Municipals Fund — Class C

	Year Ended January 31,
				Period Ended
	2009	2008		January 31, 2007(1)

Net asset value — Beginning of period	$10.650	$11.190		$11.040

Income (loss) from operations

Net investment income(2)	$0.341	$0.383		$0.202
Net realized and unrealized gain (loss)	(1.538)	(0.543)		0.209

Total income (loss) from operations	$(1.197)	$(0.160)		$0.411

Less distributions

From net investment income	$(0.383)	$(0.380)		$(0.261)

Total distributions	$(0.383)	$(0.380)		$(0.261)

Net asset value — End of period	$9.070	$10.650		$11.190

Total Return(3)	(11.39)%	(1.48)%		3.76	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,248	$1,144		$26
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.64%	1.45	%(4)	1.48	%(5)
Interest and fee expense(6)	0.17%	0.56%		0.39	%(5)
Total expenses before custodian fee reduction	1.81%	2.01	%(4)	1.87	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.60%	1.43	%(4)	1.46	%(5)
Net investment income	3.65%	3.53%		2.70	%(5)
Portfolio Turnover	79%	34%		33	%(7)

(1)	For the period from the start of business, June 2, 2006, to January 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	For the year ended January 31, 2007.

(8)	Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Kansas Fund — Class A

	Year Ended January 31,

	2009	2008		2007	2006	2005

Net asset value — Beginning of year	$10.180	$10.520		$10.360	$10.560	$10.680

Income (loss) from operations

Net investment income(1)	$0.407	$0.416		$0.426	$0.434	$0.470
Net realized and unrealized gain (loss)	(1.251)	(0.338)		0.163	(0.200)	(0.114)

Total income (loss) from operations	$(0.844)	$0.078		$0.589	$0.234	$0.356

Less distributions

From net investment income	$(0.416)	$(0.418)		$(0.429)	$(0.434)	$(0.476)

Total distributions	$(0.416)	$(0.418)		$(0.429)	$(0.434)	$(0.476)

Net asset value — End of year	$8.920	$10.180		$10.520	$10.360	$10.560

Total Return(2)	(8.39)%	0.74%		5.79%	2.28%	3.46%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$27,768	$30,715		$23,177	$17,112	$15,920
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.77%	0.72	%(3)	0.77%	0.83%	0.77	%(4)
Interest and fee expense(5)	0.06%	0.15%		0.25%	0.23%	0.12	%(4)
Total expenses before custodian fee reduction	0.83%	0.87	%(3)	1.02%	1.06%	0.89	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.74%	0.66	%(3)	0.73%	0.82%	0.76	%(4)
Net investment income	4.31%	4.01%		4.08%	4.17%	4.48%
Portfolio Turnover of the Portfolio	—	—		—	—	10	%(6)
Portfolio Turnover of the Fund	29%	20%		12%	17%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Kansas Fund — Class B

	Year Ended January 31,

	2009	2008		2007	2006	2005

Net asset value — Beginning of year	$10.100	$10.430		$10.280	$10.470	$10.590

Income (loss) from operations

Net investment income(1)	$0.335	$0.337		$0.348	$0.355	$0.394
Net realized and unrealized gain (loss)	(1.246)	(0.331)		0.150	(0.192)	(0.120)

Total income (loss) from operations	$(0.911)	$0.006		$0.498	$0.163	$0.274

Less distributions

From net investment income	$(0.339)	$(0.336)		$(0.348)	$(0.353)	$(0.394)

Total distributions	$(0.339)	$(0.336)		$(0.348)	$(0.353)	$(0.394)

Net asset value — End of year	$8.850	$10.100		$10.430	$10.280	$10.470

Total Return(2)	(9.11)%	0.05%		4.92%	1.60%	2.84	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,993	$3,729		$4,221	$5,071	$6,158
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.52%	1.48	%(4)	1.52%	1.58%	1.52	%(5)
Interest and fee expense(6)	0.06%	0.15%		0.25%	0.23%	0.12	%(5)
Total expenses before custodian fee reduction	1.58%	1.63	%(4)	1.77%	1.81%	1.64	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.50%	1.41	%(4)	1.48%	1.57%	1.51	%(5)
Net investment income	3.57%	3.27%		3.37%	3.44%	3.77%
Portfolio Turnover of the Portfolio	—	—		—	—	10	%(7)
Portfolio Turnover of the Fund	29%	20%		12%	17%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.12% due to a change in the timing of the payment and reinvestment of distributions.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Kansas Fund — Class C

	Year Ended January 31,
				Period Ended
	2009	2008		January 31, 2007(1)

Net asset value — Beginning of period	$10.100	$10.430		$10.260

Income (loss) from operations

Net investment income(2)	$0.333	$0.337		$0.211
Net realized and unrealized gain (loss)	(1.234)	(0.331)		0.191

Total income (loss) from operations	$(0.901)	$0.006		$0.402

Less distributions

From net investment income	$(0.339)	$(0.336)		$(0.232)

Total distributions	$(0.339)	$(0.336)		$(0.232)

Net asset value — End of period	$8.860	$10.100		$10.430

Total Return(3)	(9.00)%	0.05%		3.95	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,176	$1,648		$723
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.52%	1.47	%(4)	1.52	%(5)
Interest and fee expense(6)	0.06%	0.15%		0.25	%(5)
Total expenses before custodian fee reduction	1.58%	1.62	%(4)	1.77	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.49%	1.40	%(4)	1.48	%(5)
Net investment income	3.57%	3.28%		3.01	%(5)
Portfolio Turnover	29%	20%		12	%(7)

(1)	For the period from the start of business, June 2, 2006, to January 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	For the year ended January 31, 2007.

(8)	Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of four funds, three of which, each non-diversified, are included in these financial statements. They include Eaton Vance Hawaii Municipals Fund (Hawaii Fund), Eaton Vance Insured Municipals Fund (Insured Municipals Fund) and Eaton Vance Kansas Municipals Fund (Kansas Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds seek to provide current income exempt from regular federal income tax and, in the case of the Hawaii Fund and Kansas Fund, from particular state or local income or other taxes. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares of each Fund automatically convert to Class A shares eight years after their purchase as described in each Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing vendor, as derived from such vendor’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing vendor may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Interest rate swaps are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available, and investments for which the price of a security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At January 31, 2009, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date

Hawaii	$110,775	January 31, 2011
	93,535	January 31, 2012
	211,449	January 31, 2013
	52,732	January 31, 2016
	280,842	January 31, 2017
Insured Municipals	166,010	January 31, 2011
	1,271,199	January 31, 2013
	29,110	January 31, 2016
	625,653	January 31, 2017
Kansas	474,959	January 31, 2013
	172,638	January 31, 2016
	238,043	January 31, 2017

Eaton Vance Municipals Funds as of January 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

At January 31, 2009, the Hawaii Fund, Insured Municipals Fund and Kansas Fund had net capital losses of $657,569, $1,021,294 and $1,453,516, respectively, attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Funds’ taxable year ending January 31, 2010.

As of January 31, 2009, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended January 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in inverse floating rate securities, also referred to as tender option bonds (TOBs), whereby a Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (FAS 140), a Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its Portfolio of Investments and the Floating Rate Notes outstanding as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to a Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At January 31, 2009, the amounts of the Funds’ Floating Rate Notes outstanding and related interest rates and collateral were as follows:

		Interest Rate	Collateral for
	Floating Rate	or Range of	Floating Rate
Fund	Notes Outstanding	Interest Rates (%)	Notes Outstanding

Hawaii	$220,000	2.25	$424,725
Insured Municipals	1,140,000	0.71–2.25	1,560,582
Kansas	300,000	2.25	579,171

Eaton Vance Municipals Funds as of January 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of January 31, 2009.

The Funds may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Funds’ investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money for purposes of making investments. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statements of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds’ investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts’ terms.

K  Interest Rate Swaps — The Funds may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2   Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

Eaton Vance Municipals Funds as of January 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The tax character of distributions declared for the years ended January 31, 2009 and January 31, 2008 was as follows:

	Year Ended January 31, 2009
		Insured
		Municipals
	Hawaii Fund	Fund	Kansas Fund

Distributions declared from:
Tax-exempt income	$732,045	$1,607,659	$1,466,530
Ordinary income	$34,469	$141,830	$30,024

	Year Ended January 31, 2008
		Insured
		Municipals
	Hawaii Fund	Fund	Kansas Fund

Distributions declared from:
Tax-exempt income	$792,623	$1,624,060	$1,294,067
Ordinary income	$7,608	$2	$—

During the year ended January 31, 2009, the following amounts were reclassified due to the tax treatment of distributions in excess of net tax-exempt income and differences between book and tax accounting, primarily for accretion of market discount.

		Insured
		Municipals
	Hawaii Fund	Fund	Kansas Fund

Increase (decrease):
Paid-in capital	$(34,469)	$(134,214)	$(30,017)
Accumulated net realized loss	$13,873	$1,259	$7,196
Accumulated distributions in excess of net investment income	$20,596	$132,955	$22,821

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of January 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

		Insured
		Municipals
	Hawaii Fund	Fund	Kansas Fund

Capital loss carryforward and post October losses	$(1,406,902)	$(3,113,266)	$(2,339,156)
Net unrealized depreciation	$(1,692,756)	$(2,889,288)	$(2,961,673)
Other temporary differences	$(31,934)	$(101,451)	$(45,774)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to futures contracts, accretion of market discount, the timing of recognizing distributions to shareholders, wash sales, and inverse floaters.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

	Annual	Daily
Daily Net Assets	Asset Rate	Income Rate

Up to $20 million	0.10%	1.00%
$20 million up to $40 million	0.20	2.00
$40 million up to $500 million	0.30	3.00

On average daily net assets of $500 million or more, the rates are further reduced. For the year ended January 31, 2009, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Investment	Effective
Fund	Adviser Fee	Annual Rate

Hawaii	$26,795	0.15%
Insured Municipals	86,722	0.23
Kansas	74,983	0.21

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended January 31, 2009 were as follows:

	EVM’s Sub-
	Transfer Agent	EVD’s Class A
Fund	Fees	Sales Charges

Hawaii	$504	$907
Insured Municipals	641	5,219
Kansas	872	5,266

Except for Trustees of the Funds who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in

Eaton Vance Municipals Funds as of January 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4   Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.20% per annum of each Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2009 for Class A shares amounted to the following:

Class A
Distribution and
Fund	Service Fees

Hawaii	$28,384
Insured Municipals	58,941
Kansas	59,187

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require each Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended January 31, 2009, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% of the average daily net assets of each Fund’s Class B and Class C shares:

	Class B	Class C
	Distribution	Distribution
Fund	Fees	Fees

Hawaii	$24,853	$361
Insured Municipals	50,767	14,219
Kansas	24,953	14,885

At January 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

Fund	Class B	Class C

Hawaii	$395,000	$4,000
Insured Municipals	444,000	108,000
Kansas	212,000	182,000

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.20% per annum of each Fund’s average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended January 31, 2009 amounted to the following:

	Class B	Class C
	Service	Service
Fund	Fees	Fees

Hawaii	$6,627	$96
Insured Municipals	13,538	3,791
Kansas	6,654	3,969

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to each Fund. For the year ended January 31, 2009, the Funds were informed

Eaton Vance Municipals Funds as of January 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

Fund	Class A	Class B	Class C

Hawaii	$9,000	$6,000	$—
Insured Municipals	17,000	7,000	13,000
Kansas	8,000	4,000	—

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2009 were as follows:

Fund	Purchases	Sales

Hawaii	$2,148,281	$4,802,827
Insured Municipals	41,575,231	32,152,996
Kansas	10,027,811	10,885,566

7   Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Hawaii Fund
	Year Ended	Year Ended
Class A	January 31, 2009	January 31, 2008

Sales	368,582	613,062
Issued to shareholders electing to receive payments of distributions in Fund shares	40,450	35,058
Redemptions	(361,165)	(474,664)
Exchange from Class B shares	84,525	85,791

Net increase	132,392	259,247

	Year Ended	Year Ended
Class B	January 31, 2009	January 31, 2008

Sales	25,781	18,873
Issued to shareholders electing to receive payments of distributions in Fund shares	7,251	7,127
Redemptions	(36,555)	(89,785)
Exchange to Class A shares	(83,472)	(84,789)

Net decrease	(86,995)	(148,574)

	Year Ended	Period Ended
Class C	January 31, 2009	January 31, 2008(1)

Sales	10,725	3,554
Issued to shareholders electing to receive payments of distributions in Fund shares	164	8

Net increase	10,889	3,562

Insured Municipals Fund
	Year Ended	Year Ended
Class A	January 31, 2009	January 31, 2008

Sales	1,941,242	438,151
Issued to shareholders electing to receive payments of distributions in Fund shares	64,402	50,230
Redemptions	(852,645)	(547,827)
Exchange from Class B shares	73,494	71,590

Net increase	1,226,493	12,144

	Year Ended	Year Ended
Class B	January 31, 2009	January 31, 2008

Sales	76,187	16,966
Issued to shareholders electing to receive payments of distributions in Fund shares	12,708	12,867
Redemptions	(111,668)	(137,063)
Exchange to Class A shares	(74,224)	(72,342)

Net decrease	(96,997)	(179,572)

	Year Ended	Year Ended
Class C	January 31, 2009	January 31, 2008

Sales	553,026	136,057
Issued to shareholders electing to receive payments of distributions in Fund shares	3,696	416
Redemptions	(85,716)	(31,370)

Net increase	471,006	105,103

Kansas Fund
	Year Ended	Year Ended
Class A	January 31, 2009	January 31, 2008

Sales	915,398	1,331,723
Issued to shareholders electing to receive payments of distributions in Fund shares	86,405	59,557
Redemptions	(942,222)	(602,598)
Exchange from Class B shares	35,971	23,804

Net increase	95,552	812,486

	Year Ended	Year Ended
Class B	January 31, 2009	January 31, 2008

Sales	17,471	19,473
Issued to shareholders electing to receive payments of distributions in Fund shares	7,953	8,081
Redemptions	(20,248)	(39,077)
Exchange to Class A shares	(36,218)	(24,003)

Net decrease	(31,042)	(35,526)

Eaton Vance Municipals Funds as of January 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Kansas Fund (continued)

	Year Ended	Year Ended
Class C	January 31, 2009	January 31, 2008

Sales	166,379	175,295
Issued to shareholders electing to receive payments of distributions in Fund shares	4,366	2,004
Redemptions	(88,219)	(83,470)

Net increase	82,526	93,829

(1)	Class C of the Hawaii Fund commenced operations on October 1, 2007.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2009, as determined on a federal income tax basis, were as follows:

Hawaii Fund

Aggregate cost	$17,624,039

Gross unrealized appreciation	$717,248
Gross unrealized depreciation	(2,246,220)

Net unrealized depreciation	$(1,528,972)

Insured Municipals Fund

Aggregate cost	$48,256,669

Gross unrealized appreciation	$1,288,201
Gross unrealized depreciation	(3,630,859)

Net unrealized depreciation	$(2,342,658)

Kansas Fund

Aggregate cost	$34,309,541

Gross unrealized appreciation	$1,098,390
Gross unrealized depreciation	(3,854,790)

Net unrealized depreciation	$(2,756,400)

9   Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Funds did not have any significant borrowings or allocated fees during the year ended January 31, 2009.

10   Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at January 31, 2009 is as follows:

Futures Contracts

						Net
						Unrealized
	Expiration			Aggregate		Appreciation
Fund	Date	Contracts	Position	Cost	Value	(Depreciation)

Hawaii	3/09	7 U.S. Treasury Bond	Short	$(874,374)	$(886,922)	$(12,548)
	3/09	8 U.S. Treasury Note	Short	$(982,277)	$(981,375)	$902
Insured Municipals	3/09	61 U.S. Treasury Bond	Short	$(7,623,833)	$(7,728,890)	$(105,057)
Kansas	3/09	115 US Treasury Bond	Short	$(14,277,099)	$(14,570,860)	$(293,761)

Interest Rate Swaps
Hawaii Fund

		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

JPMorgan Chase Co.	$412,500	4.743%	3-month USD-LIBOR-BBA	September 14, 2009 / September 14, 2039	$(98,485)

Morgan Stanley Capital Services, Inc.	275,000	4.691	3-month USD-LIBOR-BBA	June 11, 2009 / June 11, 2039	(65,299)

					$(163,784)

Insured Municipals Fund

		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

JPMorgan Chase Co.	$812,500	4.743%	3-month USD-LIBOR-BBA	September 14, 2009 / September 14, 2039	$(193,985)

Merrill Lynch Capital			3-month	April 1, 2009 /
Services, Inc.	850,000	4.682	USD-LIBOR-BBA	April 1, 2039	(204,237)

Morgan Stanley Capital Services, Inc.	625,000	4.691	3-month USD-LIBOR-BBA	June 11, 2009 / June 11, 2039	(148,408)

					$(546,630)

Eaton Vance Municipals Funds as of January 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Kansas Fund

		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

JPMorgan Chase Co.	$362,500	4.743%	3-month USD-LIBOR-BBA	September 14, 2009 / September 14, 2039	$(86,547)

Morgan Stanley Capital Services, Inc.	500,000	4.691	3-month USD-LIBOR-BBA	June 11, 2009 / June 11, 2039	(118,726)

					$(205,273)

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At January 31, 2009, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

11   Fair Value Measurements

The Funds adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective February 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2009, the inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Hawaii Fund
		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(11,646)
Level 2	Other Significant Observable Inputs	16,315,067	(163,784)
Level 3	Significant Unobservable Inputs	—	—

Total		$16,315,067	$(175,430)

Insured Municipals Fund
		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(105,057)
Level 2	Other Significant Observable Inputs	47,054,011	(546,630)
Level 3	Significant Unobservable Inputs	—	—

Total		$47,054,011	$(651,687)

Kansas Fund
		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(293,761)
Level 2	Other Significant Observable Inputs	31,853,141	(205,273)
Level 3	Significant Unobservable Inputs	—	—

Total		$31,853,141	$(499,034)

*	Other financial instruments include futures and interest rate swap contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds held no investments or other financial instruments as of January 31, 2008 whose fair value was determined using Level 3 inputs.

12   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

Eaton Vance Municipals Funds as of January 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Municipals Trust II
and Shareholders of Eaton Vance Hawaii Municipals Fund, Eaton Vance Insured Municipals Fund (formerly Eaton Vance Florida Plus Insured Municipals Fund) and Eaton Vance Kansas Municipals Fund:
We have audited the accompanying statements of assets and liabilities of Eaton Vance Hawaii Municipals Fund, Eaton Vance Insured Municipals Fund (formerly Eaton Vance Florida Plus Insured Municipals Fund) and Eaton Vance Kansas Municipals Fund (collectively the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Hawaii Municipals Fund, Eaton Vance Insured Municipals Fund and Eaton Vance Kansas Municipals Fund as of January 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 16, 2009

Eaton Vance Municipals Funds as of January 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund’s fiscal year end regarding the status of exempt-interest dividends.

Exempt-Interest Dividends. The Funds designate the following amounts of dividends from net investment income as an exempt-interest dividend.

Hawaii Fund	95.50%
Insured Municipals Fund	91.89%
Kansas Fund	97.99%

Eaton Vance Municipals Funds

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Hawaii Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	1,715,759	11,935
Thomas E. Faust Jr.	1,715,759	11,935
Allen R. Freedman	1,715,759	11,935
William H. Park	1,715,759	11,935
Ronald A. Pearlman	1,715,759	11,935
Helen Frame Peters	1,715,759	11,935
Heidi L. Steiger	1,715,759	11,935
Lynn A. Stout	1,715,759	11,935
Ralph F. Verni	1,715,759	11,935

Eaton Vance Insured Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	3,335,992	112,462
Thomas E. Faust Jr.	3,328,522	119,931
Allen R. Freedman	3,328,522	119,931
William H. Park	3,335,992	112,462
Ronald A. Pearlman	3,335,992	112,462
Helen Frame Peters	3,328,522	119,931
Heidi L. Steiger	3,328,522	119,931
Lynn A. Stout	3,335,992	112,462
Ralph F. Verni	3,335,992	112,462

Eaton Vance Kansas Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	3,141,324	18,997
Thomas E. Faust Jr.	3,141,324	18,997
Allen R. Freedman	3,132,336	27,985
William H. Park	3,132,336	27,985
Ronald A. Pearlman	3,132,336	27,985
Helen Frame Peters	3,131,066	29,255
Heidi L. Steiger	3,140,054	20,267
Lynn A. Stout	3,140,054	20,267
Ralph F. Verni	3,132,336	27,985

Eaton Vance Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the following funds:

•	Eaton Vance Florida Plus Insured Municipals Fund (currently known as Eaton Vance Insured Municipals Fund)
•	Eaton Vance Hawaii Municipals Fund
•	Eaton Vance Kansas Municipals Fund

(the “Funds”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund

Eaton Vance Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreement.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for each Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to as “management fees”). As part of its review, the Board considered each Fund’s management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and each Fund to continue to share such benefits equitably.

Eaton Vance Municipals Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC, EVD and EV, which are affiliates of the Trust.	173	Director of EVC

Noninterested Trustee

Benjamin C. Esty 1/26/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Eaton Vance Municipals Funds

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustee (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Cynthia J. Clemson 3/2/63	President	Since 2005	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1993	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 72 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110

Fund Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Municipals Trust II
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully a Fund’s investment objective(s), risks, and charges and expenses. Each Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 800-262-1122.

335-3/09	3CSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
Eaton Vance Insured Municipals Fund, Eaton Vance Hawaii Municipals Fund, Eaton Vance High Yield Municipals Fund, and Eaton Vance Kansas Municipals Fund (the “Fund(s)”) are the four series of Eaton Vance Municipals Trust II (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.
The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended January 31, 2008 and January 31, 2009 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.
Eaton Vance Insured Municipals Fund

Fiscal Years Ended	1/31/2008	1/31/2009

Audit Fees	$30,120	$25,785
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,535	$7,800
All Other Fees(3)	$35	$0

Total	$37,690	$33,585

Eaton Vance Hawaii Municipals Fund

Fiscal Years Ended	1/31/2008	1/31/2009

Audit Fees	$25,020	$22,165
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,535	$7,800
All Other Fees(3)	$19	$0

Total	$32,574	$29,965

Eaton Vance High Yield Municipals Fund

Fiscal Years Ended	1/31/2008	1/31/2009

Audit Fees	$68,620	$63,565
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,535	$7,800
All Other Fees(3)	$1,114	$0

Total	$77,269	$71,365

Eaton Vance Kansas Municipals Fund

Fiscal Years Ended	1/31/2008	1/31/2009

Audit Fees	$26,070	$23,255
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,535	$7,800
All Other Fees(3)	$28	$0

Total	$33,633	$31,055

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
The Funds, comprising all of the series of the Trust, have the same fiscal year end (January 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to the Trust by the principal accountant of each Fund, Deloitte & Touche LLP (“D&T”), for the last two fiscal years of the Funds.

Fiscal Years Ended	1/31/08	1/31/09

Audit Fees	$149,830	$134,770
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$30,140	$31,200
All Other Fees(3)	$1,195	$0

Total	$181,165	$165,970

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
During the Funds fiscal years ended January 31, 2008 and January 31, 2009, $35,000 and $40,000 was billed by “D&T”, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control; structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7) (ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge f its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by the Series’ principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/08	1/31/09

Registrant(1)	$31,335	$31,200

Eaton Vance(2)	$290,569	$351,350

(1)	Includes all of the Series of the Trust.

(2)	The investment adviser to the Series, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust II
By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President
Date: March 13, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: March 13, 2009

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President
Date: March 13, 2009